As filed with the Securities and Exchange Commission on

October 30, 2014

Securities Act File No. [        ]

Investment Company Act File No. 811-23006

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. __

Cube Thematic Alternatives Fund

(Exact Name of Registrant as Specified in Charter)

180 Great Portland Street

London

W1W5QZ

(Address of Principal Executive Offices)

+44 (0)20 7291 8180

(Registrant's Telephone Number)

CT Corporation System

155 Federal Street, Suite 700

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Copies of Communications to:

Bryan Chegwidden, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Brian F. Link, Esq.
Vice President and Managing Counsel
State Street Bank and Trust Company
Mail Code: CPH 3
4 Copley Place, 5th Floor
Boston, Massachusetts 02116

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: ☒

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to section 8(c) of the Securities Act of 1933

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Interests Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee*
Shares of Beneficial Interest	50,000	$1,000	$50,000,000	$5,810	(2)

(1)	Estimated solely for purposes of calculating the registration fee.

(2)	Calculated at the rate of $116.20 per $1 million.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

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CUBE THEMATIC ALTERNATIVES FUND

CROSS REFERENCE SHEET

PARTS A AND B

ITEM NUMBER	CAPTION	LOCATION IN PROSPECTUS/SAI

PART A

1.	Outside Front Cover	Outside Front Cover Page

2.	Cover Pages; Other Offering Information	Inside Front and Outside Back Cover Pages

3.	Fee Table and Synopsis	Summary of Fund's Expenses; Fund Expenses

4.	Financial Highlights	Not Applicable

5.	Plan of Distribution	Distribution Arrangements

6.	Selling Shareholders	Distribution Arrangements

7.	Use of Proceeds	Use of Proceeds

8.	General Description of the Registrant	Outside Front Cover Page; Investment Objective; Investment Strategies; General Risks

9.	Management	Management of the Fund; Administration, Accounting, Transfer Agent and Investor Services Agreements

10.	Capital Stock, Long-Term Debt, and Other Securities	Distribution Arrangements; Repurchase of Shares

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Table of Contents of the Statement of Additional Information	Table of Contents of SAI

PART B

14.	Cover Page	Cover Page (SAI)

15.	Table of Contents	Table of Contents (SAI)

16.	General Information and History	Not Applicable

17.	Investment Objective and Policies	Investment Policies and Practices; Management of the Fund

18.	Management	Management of the Fund; Codes of Ethics

19.	Control Persons and Principal Holders of Securities	Management of the Fund

20.	Investment Advisory and Other Services	Management of the Fund

21.	Portfolio Manager	Management of the Fund

22.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage

23.	Tax Status	Certain Tax Considerations

24.	Financial Statements	Not Applicable

PART C

The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

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The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [                  ], 2014

PRELIMINARY PROSPECTUS

CUBE THEMATIC ALTERNATIVES FUND

[____], 2014

180 Great Portland Street

London

W1W5QZ

+44 (0)20 7291 8180

This Prospectus describes Cube Thematic Alternatives Fund (the “Fund”). The Fund is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. Cube Capital Investment Management Limited (the "Adviser"), a United Kingdom limited liability company, serves as the Fund’s investment adviser.

The Fund's investment objective is to generate long term capital appreciation while seeking to limit the risk of loss by maintaining a strategic and diversified portfolio of investments and funds (together, “Portfolio Funds”). These Portfolio Funds employ a variety of investment strategies and hedging techniques. In order for the Fund to achieve its investment objective, the Adviser allocates capital to investment funds and other assets in a variety of markets, sectors and geographies, and with investment advisers of the Portfolio Funds (the “Managers”) employing a wide variety of trading and investment strategies. The Adviser believes that the diversification achieved by investing in such assets should allow the Fund to deliver equity-like returns, with volatility below that of equity markets. The Fund also invests in internally managed entities which invest directly in securities that augment its positions in Portfolio Funds, including managing the Fund’s overall exposures. The Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful.

[________] (the "Distributor") acts as the distributor of the shares of beneficial interest of the Fund ("Shares") on a best efforts basis, subject to various conditions. Investments in the Fund may be made only by "eligible investors." Although the Shares will be registered under the Securities Act of 1933 (the "1933 Act"), only investors that satisfy the definitions of "accredited investor" as defined in Regulation D under the 1933 Act and "qualified client" under the Investment Advisers Act of 1940 (the "Advisers Act") will be eligible investors. Eligible investors who subscribe for Shares and are admitted to the Fund by the Adviser will become shareholders ("Shareholders") of the Fund.

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Shares in the Fund are being offered only to investors who are U.S. persons for U.S. federal income tax purposes.

The Shares will generally be offered as of the first business day of each calendar month or at such times as may be determined by the Board of Trustees.

Investing in the Fund involves certain risks. See "Principal Risks” and “Non-Principal Risks."

	Per Share			Total
Public Offering Price	$	___	(1)	$	[___]
Sales Load	NONE
Proceeds to the Fund	$	___		$	[___]

(1)	Shares are offered on a best efforts basis at a price equal to their current net asset value (“NAV”). The $[__] used in the table above is the minimum initial investment.

Shares will be offered at closings on the first Business Day of each month or at such other times as determined in the discretion of the Board. The minimum initial subscription for shares in the Fund is $10,000 and minimum subsequent subscriptions are $10,000. The Fund does not require funds received to be placed in escrow, trust or similar arrangement.

The Shares have no history of public trading nor is it intended that the Shares will be listed on a public exchange.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. The information in this Prospectus is not complete and may be changed. You may request a free copy of this Prospectus, Statement of Additional Information ("SAI"), annual and semi-annual reports to Shareholders, when available, and other information about the Fund, and make inquiries by calling +44 (0)20 7291 8180, by writing to the Fund or by visiting the password-protected website at www.cubecap.com. The Fund currently does not maintain a public website, however plans to do so in the future. The SAI provides more details about the Fund and its policies. The SAI is incorporated by reference and is, therefore, legally part of this Prospectus. Additional information about the Fund and materials incorporated by reference have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov. If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust of the Fund (the "Agreement and Declaration of Trust").

The Shares are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Fund. To the extent that an investor requires that a portion of its investment portfolio provide liquidity, such portion should not be invested in the Fund.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The date of this Prospectus is [       ], 2014.

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PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the headings “Principal Risks” and “Non-Principal Risks,” and the Fund's Agreement and Declaration of Trust.

The Fund	The Fund is a Massachusetts business trust. Cube Capital Investment Management Limited serves as the Fund’s investment adviser. Cube Capital LLP serves as the Fund’s sub-investment adviser.

The Offering	The minimum initial subscription for Shares in the Fund is $10,000 and minimum subsequent subscriptions are $10,000. Additional subscriptions above the applicable minimum amount may be made in whole multiples of $10,000.

Although the Shares of the Fund are registered under the 1933 Act, the Shares are sold only to "accredited investors" as defined in Regulation D under the 1933 Act and "qualified clients" within the meaning of Rule 205-3 under the Advisers Act.

Shares are offered at closings (each, a "Closing") on the first Business Day of each month or at such other times as determined in the discretion of the Board. For purposes of this Prospectus, a "Business Day" means any day that the New York Stock Exchange ("NYSE") is open for business. All references to Business Day herein shall be based on the time in New York City.

Investment Objective

The Fund's investment objective is to generate long term capital appreciation while seeking to limit the risk of loss by maintaining a strategic and diversified portfolio of investments and funds (together, “Portfolio Funds”). These Portfolio Funds employ a variety of investment strategies and hedging techniques.

Investment Strategies

The Fund’s investment strategy is to allocate capital to investment funds and other assets in a variety of markets, sectors and geographies, and with Managers employing a wide variety of trading and investment strategies. The Adviser believes that the diversification achieved by investing in such assets should allow the Fund to deliver equity-like returns, with volatility below that of equity markets. The Fund also invests in internally managed entities which invest directly in securities that augment its positions in Portfolio Funds, including managing the Fund’s overall exposures.

The investment strategies employed by the Adviser include, but are not limited to the following: three super-strategies identified by the Adviser and their underlying sub-strategies

•     Beta: Emerging Markets, Equity Long/Short, Distressed, Event Driven, and Special Situations

•     Defensive: Macro, CTA, Short Term Traders, Volatility Arbitrage

•    Arbitrage/Relative Value: Fixed Income and Credit Arbitrage, Convertible Bond Arbitrage, Multi-strategy, Sector Specialists, Equity Market Neutral

The Fund invests its assets, directly or indirectly, in a wide variety of investments, including foreign currency, listed and private (e.g. pre-IPO) equities and bonds, exchange traded funds (“ETFs”) and indices, long only/mutual funds, hedge funds and closed ended investment funds. The Adviser may also invest in derivatives on these assets. Some of these investment vehicles are managed by third party investment advisors. These can be private or public (quoted), registered or unregistered collective investment pools that include limited partnerships, limited liability companies, investment trusts, and separate managed accounts. Managed accounts for Fund investments are investment accounts managed by a broker, commodity trading advisor (“CTA”), money manager or other professional.

Risk Factors	Although the Fund’s investment program is designed to generate consistent returns over a long time period or investment horizon while attempting to minimize risk, the investment program does entail risk. There can be no assurance that the investment objective of the Fund or those of the Portfolio Funds in which the Fund invests will be achieved or that their investment programs will be successful.

A summary of certain risks associated with an investment in the Fund is set forth below. See "Principal Risks" for a more detailed description of risks applicable to an investment in the Fund.

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●	Investments in Portfolio Funds are illiquid, their marketability is restricted and the realization of investments from them may take considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or early withdrawal fees. The Fund’s ability to withdraw monies from, or invest monies in, Portfolio Funds with such restrictions will be limited and such restrictions will limit the Fund’s flexibility to reallocate such assets among Portfolio Funds. In addition, Portfolio Funds may have the ability to temporarily suspend the right of their investors to redeem their investment during periods of exceptional market conditions such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Funds. It may therefore be difficult for the Fund to sell or realize its investments in the Portfolio Funds in whole or in part. See "Principal Risks – Risks Related to the Fund – Liquidity of Shares" and "Non-Principal Risks – Risks Related to the Portfolio Funds – Limited Liquidity."

●	The Fund and certain Portfolio Funds may use investment strategies and techniques that involve greater risks than the strategies typically used by registered investment companies. Portfolio Funds invest in equity and debt securities, and frequently also invest in and trade in other types of securities or instruments including equity-related instruments, debt-related instruments, currencies, financial futures, swap agreements, commodities or real estate securities and funds. In addition, the Portfolio Funds may sell securities short and use a wide range of other investment techniques, including leverage, securities lending and derivative instruments used for both hedging and non-hedging purposes. The use of such instruments, leverage and techniques may be an integral part of a Portfolio Fund's investment strategy, and may increase the risk to which the Fund’s portfolios are subject. See "Principal Risks – Risks Related to the Portfolio Funds."

●	The Portfolio Funds may invest a substantial portion of their assets in securities of foreign issuers and the governments of foreign countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments. See "Investment Policies and Practices – Emerging Market Securities" in the Statement of Additional Information ("SAI").

●	The Fund and Portfolio Funds invest in common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced more volatility in those returns and in certain periods have underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund or the Portfolio Funds have exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

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●	The Adviser may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of leverage in managing the Fund. Such investment techniques can substantially increase the adverse impact of investment risks to which the Fund’s investment portfolio may be subject. See "General Investment Related Risks – Derivatives."

●	Legal, tax and regulatory changes may occur which may materially adversely affect the Fund. See "Principal Risks – Risks Related to the Fund – Legal and Regulatory Risks" and "Certain Tax Considerations." Additionally, there are certain tax risks associated with an investment in the Fund, including without limitation with respect to tax positions taken by and tax estimates made by the Fund and the Portfolio Funds held by the Fund, as well as the potential for legislative or regulatory change that could impact the Fund. See "Certain Tax Considerations."

●	With respect to the Fund’s investments in Portfolio Funds, the Managers charge the Portfolio Funds asset-based fees, and certain Managers are also entitled to receive performance-based fees or allocations, even if the Fund’s overall returns are negative. Such fees and performance-based compensation are in addition to the fees charged to the Fund by the Adviser. Moreover, an investor in the Fund bears, indirectly, similar expenses of the Portfolio Funds. Investors could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable. Performance-based allocations charged by Managers of the Portfolio Funds may create incentives for the Managers to make risky investments, and may be payable by the Fund to a Manager based on a Portfolio Fund's positive returns even if the Fund’s overall returns are negative. See "Non-Principal Risks – Risks Related to the Portfolio Funds – Performance Fees and Management Fees."

●	Portfolio Funds are not registered as investment companies under the 1940 Act; therefore, investors in Portfolio Funds do not have the benefit of the protections afforded by the 1940 Act. Managers may not be registered as investment advisers under the Advisers Act, therefore, investors in Portfolio Funds managed by such Managers will not have the benefit of certain of the protections afforded by the Advisers Act. See "Non-Principal Risks – Risks Related to the Portfolio Funds – Registration under the 1940 Act and the Advisers Act."

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●	Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Managers and/or their administrators. A Manager may face a conflict of interest in valuing such securities since their values affect the Manager's compensation. The Adviser reviews the valuation procedures used by each Manager and the Adviser will monitor the returns provided by the Portfolio Funds, including performing ongoing due diligence. However, the Adviser is not able to confirm or review the accuracy of valuations provided by the Managers or their administrators. Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Shares, which determines the value at which new Shareholders are admitted and the amounts Shareholders receive upon any repurchases of Shares by the Fund. Illiquid investments may be harder to value, potentially increasing risks regarding valuation. See "Calculation of Net Asset Value; Valuation" and "Principal Risks – Risks Related to the Portfolio Funds – Portfolio Valuation." The Fund has adopted fair value procedures in which the Board delegated the process of fair valuing to a valuation committee that consists of certain officers of the Adviser (the "Valuation Committee"). In accordance with these procedures, the Board will monitor and review fair valuation determinations of Portfolio Funds and other investments made by the valuation committee.

● Because certain Portfolio Funds in which the Fund invests may provide infrequent opportunities to purchase their securities, the Fund may hold significant amounts of cash, short-term debt securities or money market securities pending investment in such Portfolio Funds, which could materially adversely affect the Fund’s investment returns. See "Investment Strategies."

Board of Trustees	The Fund’s Board has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations. A majority of the Trustees are "Independent Trustees" who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or Distributor. See "Management of the Fund – Trustees and Officers" in the SAI.

The Adviser	The Fund is managed by Cube Capital Investment Management Limited, a United Kingdom limited liability company registered as an investment adviser under the Advisers Act. The Adviser provides certain day-to-day investment management services to the Fund. The address of the Fund is [__] and the address of the Adviser is 180 Great Portland Street, London W1W 5QZ and the telephone number at such address is +44 (0)20 7291 8180.

The Sub-Adviser	The Adviser is supported by Cube Capital LLP, a United Kingdom limited liability partnership registered as an investment adviser under the Advisers Act. The Sub-Adviser provides certain research and administrative services to the Adviser. The Sub-Adviser also acts as servicing agent to the Fund ("Servicing Agent"), whereby it provides or procures certain shareholder servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Fund and administrative assistance. The Sub-Adviser, acting in the capacity of Servicing Agent, may, in turn, retain certain parties to act as sub-servicing agents (“Sub-Servicing Agents”) to assist with investor servicing and administration. The Servicing Agent may engage one or more Sub-Servicing Agents to provide some or all of the services. Compensation to any Sub-Servicing Agent is paid by the Adviser as Servicing Agent. The Sub-Adviser or its affiliates also may pay a fee out of their own resources to Sub-Servicing Agents.

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Fees	The Adviser receives a monthly fee, payable monthly in arrears based on the net assets of the Fund as of the last day of each month, in an amount equal to an annual rate of ____% of the Fund's net assets. The Adviser has contractually agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below ____%, until ___. If contributions are made to the Fund during the quarter, the management fee will be prorated. See "Management of the Fund – Adviser," "– Advisory Agreement."

Custodian	State Street Bank and Trust Company serves as the Fund’s custodian (the "Custodian"). See "Custodian."

Administrator	State Street Bank and Trust Company has been appointed by the Fund to provide certain administrative, accounting, transfer agency and investor services to the Fund. Fees payable to the Administrator for these services, and reimbursement for the Administrator's out-of-pocket expenses, are paid by the Fund. The Fund also pays the Administrator certain fixed fees for tax preparation and other services (collectively with the asset based fee, the "Administrative Fee"). The Administrative Fee is paid out of and reduces the Fund’s net assets. See "Administration, Accounting, Transfer Agent and Investor Services Agreements."

Distribution Agreement

The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with ___, an affiliated person of the Adviser, to provide for distribution of the Shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, Shares on behalf of the Fund on a best efforts basis. The Distributor may engage various brokers, dealers, banks and other financial intermediaries ("Selling Agents") to sell Shares. Selling Agents may impose fees, terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions imposed by the Fund. Any fees, terms and conditions imposed by the Selling Agents may affect or limit an investor's ability to subscribe for Shares or tender Shares for repurchase or otherwise transact business with the Fund.

Selling Agents that are members of the Financial Industry Regulatory Authority, Inc. ("FINRA") may not accept any compensation in connection with the Fund's Shares that exceeds the regulatory limits set by FINRA. See "Distribution Arrangements."

Purchasing Shares	Shares are offered at their NAV and may be purchased on the first Business Day of each calendar month, except that the Fund may offer Shares more frequently as determined by the Board.

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An investor's subscription for Shares is irrevocable by the investor and will require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Shares in a tender offer. The Board may, in its discretion, cause the Fund to repurchase all of the Shares held by a Shareholder if the total value of the Shareholder's Shares, as a result of repurchase or transfer by the Shareholder, is less than $10,000 (or any lower amount equal to the Shareholder's initial subscription amount).

Eligibility	The Fund will sell its Shares only to prospective investors who meet the definition of "accredited investor" as defined in Regulation D under the 1933 Act and "qualified client" as defined in the Advisers Act. Investors meeting these requirements are referred to in this Prospectus as "eligible investors." See "Eligible Investors."

Transfer Restrictions	There is no public market for Shares and none is expected to develop. The Fund does not list its Shares on a stock exchange or similar market. With very limited exceptions, Shares are not transferable and liquidity for investments in Shares may be provided only through periodic tender offers by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment. See "Eligible Investors," "Purchasing Shares" and "Repurchases of Shares – Transfers of Shares."

No Redemptions; Repurchases of Shares By the Fund

The Fund is a closed-end management investment company. Shareholders of the Fund do not have the right to redeem their Shares. No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem their respective Shares. The Fund may from time to time offer to repurchase Shares from its Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as its Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser currently expects that it will generally recommend to the Fund's Board that the Fund offer to repurchase Shares from Shareholders quarterly on the last Business Day in March, June, September and December. The Fund requires that each tendering Shareholder tender a minimum of $1,000 worth of Shares. However, the Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.

Taxation	The Fund qualifies, and expects to continue to qualify, as a regulated investment company ("RIC") under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and any capital gains.

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The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions generally will be taxable as ordinary income to the Shareholder. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See "Certain Tax Considerations – Distributions to Shareholders."

Subchapter M imposes strict requirements for the diversification of the Fund’s investments, the nature of the Fund’s income and the Fund’s distribution and timely reporting of income and gains.

Conflicts of Interest	The investment activities of the Adviser, the Managers, and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees (collectively, the "Related Parties"), for their own accounts and other accounts they manage, may give rise to conflicts of interest that potentially could disadvantage the Fund and its Shareholders. The Adviser and other Related Parties provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the Fund's investment program or that replicate certain asset classes within the Fund's investment program. The Adviser and other Related Parties, are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund or the Shareholders. In addition, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use Managers or Portfolio Funds that are either already a part of the Fund's portfolio or that may be appropriate for investment by the Fund. In some cases, these Portfolio Funds may be capacity constrained. The Related Parties are under no obligations to provide the Fund with capacity with respect to these Portfolio Funds and, accordingly, the Fund may not have exposure or may have reduced exposure with respect to these Portfolio Funds that may be used in other portfolios managed by Related Parties. The Fund's operations may give rise to other conflicts of interest that could disadvantage the Fund and the Shareholders. See "Conflicts of Interest" and "Conflicts of Interest Relating to the Managers" in the SAI.

Employee Benefits Plans and Other U.S. Tax-Exempt Investors

Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt investors, including employee benefit plans, individual retirement accounts ("IRAs") and Keogh Plans (each, a tax-exempt entity), generally are eligible to subscribe for Shares. The Fund's assets will not be deemed to be "plan assets" for purposes of ERISA because various rules that apply to the plans themselves do not under certain circumstances apply to the investment vehicles that the plan assets invest in and the service providers of such investment vehicles.

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Reports to Shareholders

The Fund furnishes to Shareholders, as soon as practicable after the end of each taxable year, information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund prepares and transmits to Shareholders an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also are sent reports on a monthly basis regarding the Fund's operations during each quarter. See "Reports to Shareholders" in the SAI and "Certain Tax Considerations" in this Prospectus.

Anti-Takeover Provisions

The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of Shares of opportunities to sell their Shares at a premium over the then-current NAV. See "Non-Principal Risks – Risks Related to the Fund – Anti-Takeover Provisions in the Agreement and Declaration of Trust."

Counsel for the Fund [and the Adviser]

Ropes & Gray LLP is the counsel for the Fund [and the Adviser]. Each potential investor should consult its own legal, tax and other advisors in connection with an investment in the Fund. See "Accountants and Legal Counsel" in the SAI.

Auditors	[____] (the "Auditor") is the Fund’s independent registered public accounting firm. See "Accountants and Legal Counsel" in the SAI.

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Agreement and Declaration of Trust.

Fiscal Year	For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31.

SUMMARY OF FUND EXPENSES

The following table illustrates the approximate expenses and fees that Shareholders in the Fund are expected to bear directly or indirectly.

SHAREHOLDER TRANSACTION FEES	NONE

ANNUAL FUND EXPENSES (as a percentage of average net assets)
Management Fees	[	]%
Other Expenses	[___]	%
Acquired Fund Fees and Expenses (1)	[___]	%
Total Annual Fund Expenses	[___]	%
Fee Waiver and Expense Reimbursement (2)	([___]	%)
Total Annual Fund Expenses After Fee Waiver and Expense Reimbursement (3)	[ ]	%

(1)	Acquired Fund Fees and Expenses are calculated based on estimated amounts for the current fiscal year.

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(2)	The Adviser has contractually agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below ____%, until ____. This expense reimbursement agreement may not be terminated before [_____] and may be terminated thereafter by either party upon 60 days’ prior written notice. Expenses borne by the Adviser are subject to reimbursement by the Fund up to three years from the date the Adviser paid the expense, but no reimbursement will be made by the Fund at any time if it would result in its covered expenses exceeding the Expense Cap. Expenses covered by the Expense Cap include all of the Fund's expenses other than: (i) Acquired Fund Fees and Expenses, (ii) any taxes paid by the Fund, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses incurred by a Portfolio Fund, (iv) dividends on short sales, if any, and (v) any extraordinary expenses not incurred in the ordinary course of the Fund's business (including, without limitation, litigation expenses).

(3)	Total Annual Fund Expenses After Fee Waiver and Expense Reimbursement excluding Acquired Fund Fees and Expenses would be ___%.

Example for the Fund

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of the Fund.

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

1 Year	3 Years
$	$

The example is based on the fees and expenses incurred by the Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the management fee paid by the Fund.

FINANCIAL HIGHLIGHTS

Financial highlights for the Fund are not available because the Fund has not yet commenced operations.

THE FUND

The Fund is a Massachusetts business trust registered under the 1940 Act as a non-diversified, closed-end management investment company.

The Fund has been a registered investment company since [__], 2014.

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The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a "private investment fund," with those of a registered closed-end investment company. Private investment funds, such as hedge funds, are commingled investment pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds (“Managers”), which are typically structured as limited partnerships or limited liability companies, are usually compensated through asset-based fees and incentive-based allocations. Registered closed-end investment companies are typically organized as corporations, business trusts, limited liability companies or limited partnerships that generally are managed more conservatively than most private investment funds. These registered companies impose relatively modest minimum investment requirements, and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but not incentive-based) fees.

The Fund is similar to a private investment fund in that it is actively managed and its interests are sold to eligible investors (primarily high net worth individual and institutional investors, as defined below, subject to applicable requirements). The Adviser relies on Managers to indirectly manage investments of the Fund. Unlike many private investment funds, however, the Fund is a registered closed-end investment company and can offer interests without limiting the number of eligible investors that can participate in its investment program. The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of investors and the manner of offering faced by many of those funds.

USE OF PROCEEDS

The Adviser currently anticipates that the Fund will be able to invest substantially all of the net proceedings of this offering in Portfolio Funds and securities that meet the Fund’s investment objective within approximately [three-months] after the completion of the initial offering. The Adviser believes a [three-month] investment period is in the best interests of the Fund in order to provide the Fund the flexibility to invest the proceeds of the offering in the most opportunistic manner, in light of the nature of the market for interests in potential Portfolio Funds and current market conditions. Generally, interests in potential Portfolio Funds are not liquid securities. The owner of such interests generally is permitted to transfer them only with the consent of the general partner of a Portfolio Fund. As a result, unlike the markets for common stocks or debt securities, there is not an active secondary market in which the Funds will be able to quickly purchase interests in potential Portfolio Funds. Moreover, given the current economic environment, the Adviser believes that the flexibility of investing the Fund’s assets over a [three-month] period may permit the Fund to invest in Portfolio Funds and securities at more favorable prices, although no assurance can be given in this regard. Pending such investment, it is anticipated that the proceeds will be invested in high-quality money market securities.

INVESTMENT OBJECTIVE

The Fund's investment objective is to generate long term capital appreciation while seeking to limit the risk of loss by maintaining a strategic and diversified portfolio of investments and funds. In order to achieve its investment objective, the Fund allocates to both private funds, or other pooled investment vehicles, that practice long and short equity investment strategies and direct equity securities. "Portfolio Funds," as used through this Prospectus refers to limited partnership, limited liability companies or other funds and investment vehicles that are private and issued interest to investors that meet certain suitability standards. The Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk management strategies will be successful.

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If the Fund’s Board determines that the Fund’s investment objective should be changed, Shareholders will be given written notice that will precede or accompany the Fund's next tender offer with such change to be effective on the Business Day immediately following the applicable date (i.e., the last Business Day of March, June, September and December, ("Valuation Date")) for such tender offer. Such change, however, can be effected without Shareholder approval. Except as otherwise stated in this Prospectus or the Fund's Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"), the investment policies, strategies and restrictions of the Fund are not fundamental and may be changed by the Board, without the approval of Shareholders. The Fund’s principal investment policies and strategies are discussed below.

INVESTMENT STRATEGIES

The Fund’s investment strategy is to allocate capital to investment funds and other assets in a variety of markets, sectors and geographies, and with Managers employing a wide variety of trading and investment strategies. The Adviser believes that the diversification achieved by investing in such assets should allow the Fund to deliver equity-like returns, with volatility below that of equity markets. The Fund also invests in internally managed entities which invest directly in securities that augment its positions in Portfolio Funds, including managing the Fund’s overall exposures.

The investment strategies employed by the Adviser include, but are not limited to the following: three super-strategies identified by the Adviser and their underlying sub-strategies

•	Beta: Emerging Markets, Equity Long/Short, Distressed, Event Driven, and Special Situations
•	Defensive: Macro, CTA, Short Term Traders, Volatility Arbitrage
•	Arbitrage/Relative Value: Fixed Income and Credit Arbitrage, Convertible Bond Arbitrage, Multi-strategy, Sector Specialists, Equity Market Neutral

The Adviser aims to identify compelling fundamental investment opportunities that have the potential to deliver outsized returns. In order to identify these opportunities, the Adviser undertakes fundamental research on both the macro-economic environment and on manager selection.

Macro-Economic Environment: A significant amount of time is spent evaluating the macro-economic environment (top-down) to identify themes and situations where dislocations or market misperceptions create asymmetric pay-off profiles. The Adviser aims to select and pursue the most compelling opportunities around the globe, evaluated on a risk adjusted basis. Typically these opportunities are found where there is a mismatch between the capital available and the size of the investment opportunity. Mismatches can occur for many reasons including, geographic or asset class issues (often non-economic), or where risk appears to be mis-priced by other market participants. The Adviser seeks to identify these themes and opportunities early and to exit when the ideas become increasingly mainstream and the risk reward dynamics become less favorable. In this way the Adviser strives to avoid crowded trades and to limit exposure to market or liquidity driven volatility. Part of the investment process is to understand the liquidity and value-added by external active Managers versus other direct investments (in indices, stocks or bonds). Investments in less liquid and more active Managers will only be selected where the Adviser believes there to be a significant value-added (alpha) component due to the Manager expertise or strategy complexity. In many other cases more liquid direct investments may be favored to extract desired “beta” exposures.

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Manager Selection: The Adviser also seeks to identify, through an intensive research process, Managers with the best strategies that are well equipped to execute successfully and deliver investment returns. Potential new Managers are sourced through an extensive network of third parties, industry contacts, databases, etc. The bottom-up process of investment or Manager selection is a particularly important part of the process. While the macro-economic environment research process seeks to identify outstanding opportunities, there are often outstanding Managers generating stable and sustainable returns in more conventional investment markets. The Adviser therefore believes it is important to identify the best Managers operating in all parts of the market.

The Adviser researches each opportunity by meeting with and analyzing as many Managers and participants as it can that operate in a particular space. In this way the Adviser aims to develop a deep understanding and form its own judgment as to the best approach to take, and Manager with which to invest. Typically Managers with local or specific knowledge and with a clearly identifiable edge are preferred. Managers are also typically selected when their strategy and processes are sustainable and repeatable and where the avoidance of downside risk is clear.

Seeking opportunities with asymmetric return profiles often leads to niche or nascent strategies. In this regard, some of the assets/Managers that the Adviser selects may have limited investment track records in the given strategy (in some cases they will have extensive return histories in the same or related strategies). The investment process focuses on understanding the strengths, weaknesses, opportunities and threats to not only the strategy and its execution but also to the specific fund’s business model and platform. Another focus of the Adviser’s process is identifying Managers that are in their “sweet spot.” This is a qualitative/subjective analysis that tends to be characterized, in the Adviser’s opinion, by Managers having:

•     the right revenue/cost balance to support the business;

•     a scaleable business with a strategy and process being executed effectively;

•     growth potential for the business/fund, keeping the Manager “hungry” and focused;

•     invested alongside other investors to maintain alignment of interests (this is balanced with an understanding of the Manager’s personality, life situation and other motivations).

Sometimes, however, the “sweet spot” for a strategy may be a very large business/fund with significant scale to execute. As such, the “sweet spot” is evaluated on a case by case basis, depending on the specific opportunity, the strategy and the fund. The Adviser accordingly has no bias to length of track record, size or any other specific parameters. Instead, the Adviser aims to identify Managers with understandable and repeatable processes, good access to information, strong networks and execution capabilities and to invest only upon the merits of the investment. The Adviser believes that its ability to invest based on the fundamentals and merits of each opportunity/Manager is a key differentiating factor in its process and in delivering superior risk-adjusted returns.

The Adviser aims to support the development of its investment ideas and the construction of the Fund’s portfolio with an intensive research and due diligence process. The purpose of the research and due diligence is to identify and understand the risks involved in an investment (on the basis that risk is necessary in order to generate returns). By identifying and understanding the risks, the Adviser aims to target investments with risks that it can accept (as opposed to taking on general market and other unwanted risks) in order to generate returns.

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The Adviser’s research and due diligence process involves:

•	developing an understanding the opportunities and risks inherent in the investment from all angles, through multiple discussions and meetings with the target Manager;

•	conducting meetings with multiple individuals within the fund that is the focus of the research, and also other funds pursuing the same/similar strategies too (and typically as many of them as is possible);

•	conducting meetings with various industry contacts that the Adviser believes have exposure to similar strategies or have had experience that may be relevant to the potential investment;

•	engaging external due diligence specialists where, in the Adviser’s opinion, it is believed that a deeper understanding is necessary, which is generally carried out by independent consultants (whether hedge fund or underlying industry specialist for example real estate or reinsurance) where appropriate.

By gaining the broadest possible perspective, the Adviser seeks to develop a complete understanding of the target Manager, the underlying investment, other participants and the environment. The Adviser attempts to achieve this by undertaking a rigorous analysis of the investment and investment risk, the operational infrastructure and personnel, the business model and platform, growth and business strategy. The Adviser will also perform reference checks on key personnel, analyze the pricing and net asset value calculation, evaluate counterparty exposures and counterparty risks. The Adviser aims to be pro-active in its analysis, often maintaining an active dialogue with the underlying Managers to fully understand the process/portfolio.

The operational due diligence undertaken prior to any investment, and which is maintained on an on-going basis, is also one of the focal points of the investment process. Operational due diligence seeks among other things to ensure independent pricing, to verify trading activity and securities traded, counterparty views of the Manager, robustness of counterparty agreements, risks to the investment strategy posed by third parties/financing lines/disaster recovery etc. The operational due diligence process also seeks to identify how the Manager has set up systems to detect trading errors that could lead to losses/fraud etc. and how communication of trading, confirmations, reconciliations, settlements and trade breaks are conducted, managed and controlled. Signatory lists and independent directors are reviewed as well as audited financials in order to identify any related party transactions which are not valued in a transparent fashion. The Adviser regards the operational considerations to be as important in developing an understanding of the investment potential as the investment strategy and execution, and this is a focal point of the research process. If the operational due diligence analyst has any operational misgivings, this acts as a veto on investment until the issues are resolved. If these are not resolved, an investment will not be made.

Risk Management: The Adviser monitors the Fund’s investment portfolio on an on-going basis to understand the changing investment environment and, to adjust the portfolio with the aim of generating sustainable long term returns over the investment cycle, and to actively understand the risks in the Fund. Both qualitative and quantitative methods are used to monitor the Managers.

Quantitative monitoring is undertaken to ensure that any out/under-performance by a Manager is understood, and whether it makes sense in the context of the Manager’s strategy and risk expectations. Quantitative and qualitative monitoring are closely connected and are conducted on an ongoing basis. Qualitative monitoring seeks to identify changes in the Manager’s style and strategy and the impacts these may have on the Manager's expected market-sensitivity and risk profile. Qualitative monitoring also seeks to identify changes and issues specific to the Manager (whether it be personal affairs or changes within the business itself for example) that may impact the ability to generate good risk adjusted returns. This type of qualitative monitoring takes the form of onsite visits to the Managers, regular calls for updates on investments and discussions with other industry participants. The Adviser pays close attention to macro-economic and market specific factors, including sector-specifics, currency and/or interest rate considerations, which influence the investment universes of the portfolio funds. The combination of understanding the internal workings/changes of each portfolio fund, and the outlook for changes in the broader market, feed directly into the Adviser’s forward-looking risk evaluation methodology. The Adviser adjusts the expected market-sensitivity of investment strategies and underlying Managers when either the Managers change their investment styles or when the Adviser believes that changes in the macro-environment will make certain strategies more or less risky. The Adviser accordingly endeavors to adjust the portfolio in light of changing risks and opportunities. The Adviser also focuses on the positioning of the Managers within their chosen markets to understand their relative liquidity and ability to adjust their portfolios in different market environments. Additionally, the Adviser may on occasions seek to alter the portfolio level risk sensitivities by employing hedge or overlay strategies. Hedges/overlays are typically used when the Adviser believes that the portfolio “sensitivity” is not aligned with its macro view. Typically the Adviser will have a view on risks or opportunities that it may not have time to allocate to relevant third party funds (i.e., it is a shorter to medium term opportunity/threat), or where the Adviser believes that a highly liquid market instrument offers a better and or cheaper access to a particular return driver/hedge to a risk factor. The Adviser will analyze and compare various options to hedge/overlay and has trading teams in London and Hong Kong to help to implement positions.

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An important part of the risk management framework is to understand the leverage and exposures of the Managers. The reporting of leverage can be fairly complicated and Managers have in the past been known to misrepresent leverage statistics. The Adviser therefore employs several methods to calculate and aggregate leverage numbers with a view to forming a true understanding of the actual risks that any leverage at the underlying manager level may represent. In this regard the Adviser may look to simple gross exposures as well as at delta-adjusted gross exposures or stripping out gross longs and gross shorts as well as derivatives against cash securities, and options against other derivative positions in order to more keenly understand these risks. The Fund does not itself take explicit leverage, although it does have implicit leverage from some of its overlay positions which the Adviser also manages and monitor in a rigorous manner.

From the above, the Adviser seeks to identify themes and risks through its on-going monitoring and to be early both to enter new and fresh themes and in identifying and distancing the Fund from new perceived risks.

Manager Investment Techniques

The Fund anticipates, in normal market conditions, investing in Portfolio Funds managed pursuant to a number of other investment strategies. These indicative strategies, as well as other Portfolio Funds following other strategies that the Portfolio Funds may invest in from time to time, are described in more detail below. The Fund anticipates investing in Portfolio Funds following only some of these strategies at any one time and switching among these strategies based on the Adviser's evaluation of market conditions and the assets it believes will be successful in light of these conditions.

Leverage. The Fund has the power to leverage its capital in the event that the Adviser believes that the use of leverage may enable the Fund to achieve a higher rate of return. In such event, the Fund may pledge its securities in order to borrow additional funds for investment purposes. The Fund may also leverage its investment return with options, short sales, swaps, forwards and other derivative instruments. Notwithstanding the foregoing, the Fund will only use leverage within parameters approved by the Board of Trustees of the Trust from time to time. Nevertheless, the amount of leverage which the Fund is exposed to at any time may be substantial in relation to its capital, especially when taking into account leverage employed by the Fund’s Managers.

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While leverage presents opportunities for increasing the Fund’s total return, it has the effect of potentially increasing losses as well. Accordingly, any event which adversely effects the value of an investment by the Fund would be magnified to the extent the Fund is leveraged. The cumulative effect of the use of leverage by the Fund in a market that moves adversely to the Fund’s investments could result in a substantial loss to the Fund which would be greater than if the Fund were not leveraged.

Short Selling, Options and Futures Trading. The Fund's investment program may include short selling and trading in options and futures (upon the receipt of any necessary regulatory exemptions or approvals). Such investments can be extremely volatile and substantially increase the impact of adverse price movements on the value of Shares. There can be no assurance that the strategy adopted for investing in options will be profitable or that an investor will not lose some or all of his or its investment. In particular, short sales involve significant risks, and losses from short sales may be unlimited.

The use of futures contracts potentially exposes the Fund to the effects of leveraging, which occurs when futures are used so that the Fund’s exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. Leveraging increases the Fund’s potential for both gain and loss. The ability of the Fund to utilize futures contracts successfully will depend on the Adviser’s ability to predict stock price movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Adviser’s view as to stock price movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in the Fund’s related portfolio position.

PRINCIPAL RISKS

Risks Related to the Fund

Borrowing and Lines of Credit. The Fund may borrow money pursuant to a line of credit with a financial institution or other arrangement to purchase portfolio securities and for portfolio management purposes.

Non-Diversified Status. The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. Although the Adviser will follow a general policy of seeking to diversify the Fund’s capital among multiple Portfolio Funds and multiple other issuers with respect to its direct investing in securities, the Adviser may depart from such policy from time to time and one or more Portfolio Funds may be allocated a relatively large percentage of the Fund’s assets subject to the limits set forth herein. The Fund will limit the percent of assets held of any one Portfolio Fund, at the time of investment, to an amount that is in accordance with any regulatory restrictions applicable to the Fund. As a consequence of a large investment in a particular Portfolio Fund, losses suffered by such Portfolio Fund could result in a larger reduction in the Fund’s NAV than if such capital had been more proportionately allocated among a larger number of Portfolio Funds.

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Reliance on the Adviser. The success of the Fund depends on the expertise of the Adviser and its ability to select Portfolio Funds managed by successful Managers and to make direct investments in securities. There can be no assurance that the Adviser will be successful in doing so. In addition, the Adviser is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Adviser will allocate a substantial portion of his or her time to the Fund. The loss of one or more individuals involved with the Adviser could have a material adverse effect on the performance or the continued operation of the Fund. If the Adviser is removed, resign or otherwise no longer serves as the investment adviser of the Fund, investments in a large number of Portfolio Funds may be required to be liquidated or may otherwise become unavailable to the Fund, which may have an adverse impact on the Fund’s investment performance.

Legal and Regulatory Risks. Legal and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory environment for derivative instruments in which Managers may participate is evolving, and changes in the regulation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for private equity and hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or private equity and hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund to pursue its investment objectives or strategies. The Portfolio Funds may be established in jurisdictions where no or limited supervision is exercised on such Portfolio Funds by regulators. Investor protection may be less efficient than if supervision was exercised by a regulator. If regulators were to adopt leverage limitations for private equity or hedge funds, these funds may not be able to earn the same returns they earned in the past.

Liquidity of Shares. The Fund has been established as a closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Fund, may invest all or substantially all of its assets in illiquid investments (as is the Fund’s investment practice). The Adviser believes that unique investment opportunities exist in the market for Portfolio Funds, which generally are illiquid.

Shareholders will have no right to have their Shares redeemed or, because the Fund is not an "interval fund" within the meaning of Rule 23c-3 under the 1940 Act, repurchased by the Fund at any time. While the Fund expects to offer to repurchase Shares from Shareholders from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases will be conducted at the sole discretion of the Board.

The Fund may be subject to certain Portfolio Funds' initial lock-up periods beginning at the time of the Fund’s initial investment in a Portfolio Fund, during which the Fund may not withdraw its investment. In addition, certain Portfolio Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds during late 2008 into 2009). During such periods, the Fund may not be able to liquidate its holdings in such Portfolio Funds in order to meet repurchase requests. In addition, should the Fund seek to liquidate its investment in a Portfolio Fund that maintains a side pocket, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. The Fund may need to suspend or postpone repurchase offers if the Fund is not able to dispose of its interests in Portfolio Funds in a timely manner.

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Repurchases of Shares. There will be a substantial period of time between the date as of which Shareholders must accept the Fund's offer to repurchase their Shares and the date such Shareholders can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they accept the Fund’s offer to repurchase their Shares and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to accept the Fund's offer to repurchase their Shares without the benefit of having current information regarding the value of the Shares on a date proximate to the date on which the Shares are valued by the Fund for purposes of effecting such repurchases. Payment for repurchased Shares in the Fund may require the liquidation of investments in Portfolio Funds or securities earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser will take measures to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Investment in the Fund is Not Suitable for All Investors. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment. An investor could incur substantial, or even total, losses on an investment in the Fund. The Shares are only suitable for persons willing to accept this high level of risk.

Risks Related to the Portfolio Funds

Limited Liquidity. Portfolio Funds may be or may become illiquid, their marketability may be restricted and the realization of investments from them may take a considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods, and apply lock-ups and/or early withdrawal fees. The Fund’s ability to withdraw monies from or invest monies in Portfolio Funds with such restrictions will be limited, especially in the case of Portfolio Funds that are private equity funds, and such restrictions will limit the Fund’s flexibility to reallocate such assets among Portfolio Funds. In addition, Portfolio Funds may have the ability to indefinitely suspend the right of their investors to redeem their investment during periods of exceptional market conditions, such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund. Consequently, the Fund’s investments in a Portfolio Fund could depreciate in value during the time a redemption is delayed, and the Fund would be precluded from redeploying its capital to more advantageous investment opportunities. The risk of illiquidity in a Portfolio Fund is exemplified by the recent turmoil in the markets in which a number of Portfolio Funds have suspended redemptions, resulting in the inability of investors to obtain liquidity in their holding in such Portfolio Fund. Portfolio Funds also may be able to divide their portfolio assets into liquid and illiquid pools of assets and distribute the illiquid securities or interests in the illiquid securities to the Fund, and the Adviser may not have experience managing such assets. It may therefore be difficult for the Fund to sell or realize its investments in the Portfolio Funds in whole or in part. In addition, liquidity may be subject to commitments made by the Adviser or the Managers as to the frequency of redemptions and/or length of lock-up periods to secure capacity with such Portfolio Funds.

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Strategy Risk. Strategy risk is associated with the failure or deterioration of an entire strategy such that most or all investment managers employing that strategy suffer losses. Strategy specific losses may result from excessive concentration by multiple Managers in the same investment or general economic or other events that adversely affect particular strategies (e.g., the disruption of historical pricing relationships). The strategies employed by the Managers may be speculative and involve substantial risk of loss in the event of such failure or deterioration. There can be no assurance that the trading strategies employed by a Manager will be successful. For example, the proprietary models used by a Manager may not function as anticipated during unusual market conditions. Furthermore, while each Manager may have a performance record reflecting its prior experience, this performance cannot be used to predict future profitability.

Manager Risk. Manager risk is the risk of loss due to fraud on the part of a Manager, intentional or inadvertent deviations from the Managers' communicated investment strategy, including excessive concentration, directional investing outside pre-defined ranges or in new capital markets, excessive leverage and risk taking, or simply poor judgment. Although the Adviser will seek to allocate the Fund’s assets to Managers whom they believe will operate with integrity and sound operational and organizational standards, the Adviser may have no, or only limited, access to information regarding the activities of the Managers, and the Adviser cannot guarantee the accuracy or completeness of such information. As a consequence, although the Adviser will monitor the activities of the Managers, it may be difficult, if not impossible, for the Adviser to protect the Fund from the risk of Manager fraud, misrepresentation or material strategy alteration. The Adviser will have no control over the day-to-day operations of any of the Portfolio Funds managed by the Managers. As a result, there can be no assurance that every such Portfolio Fund will conform its conduct to these standards. The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the affected Portfolio Funds. Shareholders themselves will have no direct dealings or contractual relationships with the Managers.

Potential Conflicts of Interest Involving Managers. Certain of the Managers may engage in other forms of related and unrelated activities in addition to advising Portfolio Funds. They may also make investments in securities for their own account. Activities such as these could detract from the time a Manager devotes to the affairs of Portfolio Funds. In addition, certain of the Managers may engage affiliated entities to furnish brokerage services to Portfolio Funds and may themselves provide market making services, including acting as a counterparty in stock and over-the-counter transactions. As a result, in such instances the choice of broker, market maker or counterparty made by a Portfolio Fund and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm's length.

Portfolio Valuation. Shares in Portfolio Funds are generally valued based upon values or performance information provided by the Managers or their administrators, as the case may be. However, such information may be subject to little independent verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of Portfolio Funds, or may do so irregularly, with the result that the values of such investments may be estimated by, and at the discretion of, the Administrator or the Adviser. Certain securities or investments, particularly those for which market quotations may not be readily available, may be difficult to value. Because of overall size, concentration in particular markets and maturities of positions held by the Fund through the Portfolio Funds, the value at which their investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by Portfolio Funds may routinely trade with bid-offer spreads that may be significant. In addition, the Portfolio Funds may hold loans or privately placed securities for which no public market exists. Accordingly, the values of Portfolio Funds provided to the Fund may be subject to an upward or downward adjustment based on information reasonably available at that time or following the auditing of Portfolio Funds' financial records. There can therefore be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. See "Calculation of Net Asset Value; Valuation."

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Ownership of Underlying Investments. When deciding whether to invest, or continue investing in, Portfolio Funds, the Adviser carries out no independent investigation of the ownership of the assets of the Portfolio Fund or the administrator to the Portfolio Fund. Instead, the Adviser relies on audited accounts and other financial information provided to it by the Portfolio Fund. In the event that Portfolio Funds do not own or there is a defect in the ownership of the underlying investments, this could have an adverse impact on the ability of the Fund to achieve its investment objective.

Concentration of Investment Portfolio. Because Portfolio Funds may have the ability to concentrate their investments by investing an unlimited amount of their assets in a single issuer, sector, market, industry, strategy, country or geographic region, the overall adverse impact on such Portfolio Funds, and correspondingly on the Fund, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if such Portfolio Funds were not permitted to concentrate their investments to such an extent. By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, Portfolio Funds will be subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be. Moreover, a number of Portfolio Funds might accumulate positions in the same or a related investment at the same time, compounding such risk. In addition, the Fund is permitted to make direct investments, including, without limitation, in single security positions. It is possible for the Fund to have a portion of its assets concentrated in a single issuer or security, and thus be subject to a similar concentration risk.

Leverage. The use of leverage by the Portfolio Funds can substantially increase the adverse impact of risks to which an investment in the Fund may be subject. The cumulative effect of the use of leverage by Portfolio Funds in a market that moves adversely to such Portfolio Funds could result in a substantial loss to the Fund, which would be greater than if the Portfolio Funds were not leveraged. As a result, if the Fund’s losses with respect to any Portfolio Fund were to exceed the amount of capital invested in that Portfolio Fund, the Fund could lose its entire investment. Leverage increases the risk and volatility of Portfolio Funds and, as a consequence, the Fund’s risk and volatility. To the extent that Portfolio Funds use leverage, the rates at which they can borrow will affect their returns. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Portfolio Fund, and therefore the losses incurred by the Fund.

General Investment Related Risks

The Portfolio Funds may invest in the following types of investments:

Equity Securities. Domestic equity securities are publicly-traded equity securities issued by U.S. companies. These securities will typically trade on the NYSE, American Stock Exchange ("AMEX") or the NASDAQ Stock Market ("Nasdaq"), although they may trade on other exchanges and/or markets as well. Investments in this asset class may include long/short funds, mutual funds and ETFs. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Portfolio Funds have exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

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Preferred Securities. Preferred securities represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred securities. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Therefore, preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuers' ability to continue to pay dividends, than debt of the same issuer.

Fixed Income Securities. The value of fixed income securities in the Portfolio Funds' portfolio could be affected by the credit quality of the issuer and interest rate fluctuations. When interest rates decline, the value of fixed rate securities can be expected to rise. Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline. Recent adverse conditions in the credit markets may cause interest rates to rise.

Foreign Securities. Foreign equity securities are publicly-traded equity securities issued by foreign companies. They include American Depositary Receipts ("ADRs") of foreign companies, which are generally securities issued in the United States and traded on U.S. exchanges but that represent ownership of a foreign corporation. They also include securities issued by funds that focus on a particular country or region of the world, including long/short funds, mutual funds and ETFs. The Portfolio Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict the Portfolio Funds' investment opportunities; or other political or economic factors. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies in such countries than is available to investors located in the United States.

Securities of issuers in emerging and developing markets present risks not found in securities of more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

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High Yield Debt. Low rated or unrated debt securities may offer higher yields than higher rated securities but generally involve greater volatility of price and/or risk of return of principal and income. There are also no restrictions on the credit quality of the loans in which the Fund invests. Such loans may be at a substantial risk of default.

Distressed Debt. Distressed debt securities are debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the "high yield" category. These securities generally trade at significant discounts to par value, because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low quality credit instruments. Investments of this type involve substantial financial and business risks that can result in substantial or total losses. The Portfolio Funds may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

Global Bonds. Global bonds are debt securities including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. Governments; or debt securities guaranteed by non-U.S. Governments or any agencies thereof. The Fund may invest in Portfolio Funds that hold global fixed income portfolios and/or emerging market debt securities. These debt securities may include non-investment grade securities (which might compose all or a portion of this allocation). Global bonds are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio Fund is called for redemption or conversion, the Portfolio Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Portfolio Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed and asset-backed securities are mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's or a guarantor's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk). In addition, mortgage-backed securities ("MBS") and asset-backed securities ("ABS") may also be subject to call risk and extension risk. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk).

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Foreign Currency. The Portfolio Funds may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Real Estate. Real Estate Investment Trusts ("REITs") and real estate funds are subject to risks associated with the ownership of real estate. The recent instability in the credit markets may adversely affect the price at which REITs and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market during the investment period, thereby reducing the Portfolio Funds' investment opportunities. Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Portfolio Funds and reduce the value of the underlying properties.

Private Equity. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships may be more illiquid than securities issued by other funds generally, because the partnerships' underlying investments tend to be less liquid than other types of investments. The eventual success or failure of private equity investing ultimately hinges on the ability of the Managers’ to attract and develop a steady flow of quality investment opportunities to analyze. Generally, little public information exists about privately held companies, and the Managers will be required to rely on the ability of their management teams to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. These companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Managers are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and may lose money on these investments. Substantially all of the securities of privately held companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Additionally, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. All of these factors could affect the Fund’s investment returns.

Commodities. Commodities are assets that have tangible properties. Major categories include agricultural products (e.g., wheat, cattle), energy products (e.g., oil, gasoline), metals (e.g., gold, aluminum), and "soft" products (e.g., sugar, coffee, cocoa, cotton). Commodities can be traded on a "spot" basis (i.e., price for immediate delivery) or on a "futures" basis (i.e., price for delivery at a specified future date). Most commodity investments involve buying or selling futures rather than transacting in the spot market. A rise in price of a particular commodity will generally cause the price of the futures to rise, benefiting a futures buyer. Similarly, a decline in price will benefit a futures seller. The Fund may seek to invest with Managers who engage in commodity futures trading. In addition, the Portfolio Funds may seek to invest directly in commodities through strategies that purchase or sell commodity futures as permitted by applicable law.

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Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading and because a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the "daily limit." Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Portfolio Funds are willing to effect trades at or within the limit, which may hinder the ability of the Portfolio Funds to trade.

Futures Transactions. The Portfolio Funds may invest in futures contracts and in options thereon in a variety of countries and on a variety of exchanges including those in less established markets. This is the case even if the exchange is formally "linked" to a more established exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. The activities of such exchanges, including the execution, delivery and clearing of transactions on such an exchange may be subject to a lesser degree of control and enforcement than more established markets. Moreover, such laws or regulations will vary depending on the country in which the transaction occurs.

The principals who deal in the futures markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Portfolio Funds due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Manager would otherwise recommend, to the possible detriment of the Portfolio Funds. Market illiquidity or disruption could result in major losses to the Portfolio Funds.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

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The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Portfolio Fund will be required to make margin payments to a Futures Commission Merchant for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Forward Contracts. The Portfolio Funds may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. Forward contracts are transactions involving the Portfolio Funds' obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by the Portfolio Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Manager anticipates purchasing or selling a foreign security. For example, this technique would allow a Portfolio Fund to "lock in" the U.S. dollar price of the security for the Portfolio Fund. Forward contracts may also be used to attempt to protect the value of the Portfolio Funds' existing holdings of foreign securities. Forward contracts may also be used for non-hedging purposes to pursue the Portfolio Funds' investment objective, such as when a Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Funds' portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

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Counterparty Arrangements. In selecting counterparties to transactions in which the Portfolio Funds will engage, including, currency hedging transactions and borrowings under lines of credit it may have in place, a Manager typically has the authority to and will consider a variety of factors in addition to the price associated with such transactions. Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty's facilities, reliability and financial responsibility. If a Manager determines that the counterparty's transaction costs are reasonable overall, the Portfolio Funds may incur higher transaction costs than they would have paid had another counterparty been used.

To the extent that the Portfolio Funds engage in principal transactions, including, but not limited to, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, they must rely on the creditworthiness of their counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions including swap contracts. In the event of the insolvency of a counterparty, the Portfolio Funds may not be able to recover their assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Portfolio Funds will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which they deal. A Manager will seek to minimize the Portfolio Funds' exposure to counterparty risk by entering into such transactions with counterparties a Manager believes to be creditworthy at the time they enter into the transaction. Certain transactions may require the Portfolio Funds to provide collateral to secure their performance obligations under a contract.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Portfolio Funds, that the market value of the securities sold by the Portfolio Funds may decline below the price of the securities at which the Portfolio Funds are obligated to repurchase them and that the securities may not be returned to the Portfolio Funds. There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar Roll Transactions. Dollar roll transactions involve the risk that the market value of the securities the Portfolio Funds are required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio Fund sells securities becomes insolvent, the Portfolio Fund's right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon a Manager's ability to predict correctly interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Hedging Transactions. The Portfolio Funds may utilize financial instruments such as forward contracts, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

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When engaging in a hedging transaction, the Portfolio Funds may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Portfolio Funds from achieving the intended hedge or expose the Fund to a risk of loss. The Portfolio Funds may also determine not to hedge against a particular risk because they do not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk. It may not be possible for the Portfolio Funds to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Portfolio Funds from the decline in value of the portfolio positions anticipated as a result of such change. The Portfolio Funds may also be restricted in their ability to effectively manage the portion of their assets that are segregated to cover their obligations. In addition, it may not be possible to hedge at all against certain risks.

Derivatives. The Portfolio Funds may invest in, or enter into, derivatives or derivatives transactions ("Derivatives"). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by a Portfolio Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative and the portfolio of the Portfolio Fund as a whole. Derivatives permit a Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential effect on the performance of a Portfolio Fund. If a Portfolio Fund invests in derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Portfolio Fund or result in a loss. A Portfolio Fund also could experience losses if derivatives are poorly correlated with its other investments, or if the Portfolio Fund is unable to liquidate the position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Off-Exchange Transactions. Certain transactions, such as spot and forward contracts and options thereon may not be traded on any exchange ("off-exchange transactions"), and banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The Portfolio Funds may enter into such off-exchange transactions. Off-exchange transactions are not regulated, and contracts related to such off-exchange transactions are not guaranteed by an exchange or clearing house. Consequently, trading in these contracts is subject to more risks than futures or options trading on regulated exchanges, including, but not limited to, the risk that a counterparty will default on an obligation. The counterparties will typically not be required to post collateral. Off-exchange transactions are also subject to legal risks, such as the legal incapacity of a counterparty to enter into a particular contract or the declaration of a class of contracts as being illegal or unenforceable.

Swaps. The Portfolio Funds may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Portfolio Funds' exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if the Portfolio Funds agree to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio Funds' exposure to U.S. interest rates and increase their exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio Funds' portfolios.

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In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Portfolio Fund may act as either the buyer or the seller of a credit default swap.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the Portfolio Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Portfolio Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller.

Illiquid Investments. Investments held by the Portfolio Funds may be or become illiquid which may affect the ability of the Fund to exit such investments and the returns made by the Fund. Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities. Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors. Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange. It is also possible that a governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded. A suspension could render it difficult for the Portfolio Funds to liquidate positions and thereby might expose the Portfolio Funds to losses.

New Issue Investments. The rules of FINRA regulate securities firms' activities related to the sale of "new issues" (as defined under applicable FINRA rules) to investment funds if "restricted" persons (generally, people engaged in the securities industry) hold beneficial interests in such investment funds. As a result, to comply with FINRA Rules, where the Portfolio Funds participate in new issues, the Portfolio Funds may only invest where restricted persons' participation in the gains or losses from such investments is limited. Alternatively, the Portfolio Funds may, in the Managers' absolute discretion, elect not to participate in new issues. As a result, all of the Shareholders would be unable to participate in profits attributable to investments in new issues, even where certain Shareholders would not otherwise be so restricted.

When-Issued and Forward Commitment Securities. The Portfolio Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis for hedging or speculative purposes. These transactions involve a commitment by the Portfolio Funds to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Funds. When-issued securities and forward commitments may be sold prior to the settlement date. If the Portfolio Funds dispose of their right to acquire a when-issued security prior to their acquisition or dispose of their right to deliver or receive against a forward commitment, they may incur a gain or loss.

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Securities Lending. The Portfolio Funds may lend their portfolio securities to brokers, dealers and financial institutions. In general, these loans will be secured by collateral (consisting of cash, government securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Portfolio Funds would be entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities. Lending portfolio securities results in income to the Portfolio Funds. Portfolio Funds may experience a loss in a securities lending arrangement in the event the borrower breaches its agreement, the return of the securities loaned is delayed or the default or insolvency of the borrower.

Other Investments by the Fund

While it is anticipated that the Fund will invest its assets in Portfolio Funds sponsored by the Managers and make direct investments in equity securities, from time to time the Fund may enter into total return swaps instead of investing directly into a Portfolio Fund in order to obtain the intended exposure to a Manager. In addition, the Adviser may seek to manage market, interest rate risk or currency risk through the direct use of options, futures or other derivatives in order to reduce the overall volatility of the Fund’s portfolio. Further, the Adviser may also invest the Fund’s assets in short-term, interest-bearing investments including, without limitation, U.S. government obligations, certificates of deposit, money market accounts, mutual funds and interest-bearing accounts.

To the extent the Fund is holding cash, whether due to collateral requirements or cash flows from subscriptions and repurchases, it is expected to be invested in cash or "cash-plus" strategies (i.e., strategies that seek to enhance the return on cash assets with minimal increase in risk). These strategies may vary depending on the particular opportunities available in the market at that time.

NON-PRINCIPAL RISKS

Although the Fund seeks to generate consistent returns over a long time period or investment horizon while attempting to minimize risk, the Fund’s investment program does entail risks. There can be no assurance that the investment objective of the Fund or those of the Portfolio Funds in which the Fund invests will be achieved or that their investment programs will be successful. Certain risks associated with an investment in the Fund are set forth below.

Risks Related to the Fund

Limited Diversification. The amount that the Fund may invest in a particular security is not subject to any restrictions although the Adviser intends to seek to diversify the Fund's investments as it deems appropriate and consistent with the Fund's investment objective. If the Fund's investment portfolio is concentrated in a small number of investments, the portfolio will be subject to a greater level of volatility. Also, the use of a single Manager could mean lack of diversification and, consequentially, higher risk.

Reliance on Service Providers. Other than its officers, the Fund has no employees and the Trustees have all been appointed on a non-executive basis. The Fund must therefore rely upon the performance of service providers to perform its executive functions. In particular, the Adviser, the Administrator, the Custodian and their respective delegates, if any, will perform services that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to Shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to Shareholders.

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Information Technology Systems. The Fund is dependent on the Adviser for certain management services as well as back-office functions. The Adviser and the Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund and Portfolio Funds. Information technology systems are also used to trade in the underlying investments of the Portfolio Funds. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Adviser's or a Manager's ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology related difficulty could harm the performance of the Fund. Further, failure of the back-office functions of the Adviser to process trades in a timely fashion could prejudice the investment performance of the Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Adviser, Managers or service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund or Portfolio Funds to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s or a Portfolio Fund's business prospects or future marketing activities. Despite the Adviser's due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Adviser's due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Adviser will identify or prevent any such misconduct.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund elects to, and meets the requirements necessary to, qualify as a "regulated investment company" or "RIC" under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Portfolio Funds in which the Fund is invested.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in Portfolio Funds to bring the Fund into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in a Portfolio Fund only at certain times specified by the governing documents of each respective Portfolio Fund. While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a redemption from a Portfolio Fund referred to above may limit utilization of this cure period.

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If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the interests in the Fund and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions are taxable as ordinary income or capital gains to the Shareholder. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See "Certain Tax Considerations" for more information. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any such amounts that were not distributed in previous tax years, then the Fund will be subject to a non-deductible 4% excise tax with respect to the Fund's nondistributed amounts.

In addition, the Fund invests in Portfolio Funds located outside the United States. Such Portfolio Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the investment by the Fund in such Portfolio Funds and thus on the Shareholders' investment in the Fund. See "Certain Tax Considerations."

Significant Financial Intermediaries. To the extent that substantial numbers of investors have a relationship with a particular financial intermediary, such financial intermediary may have the ability to influence investor behavior, which may affect the Fund. To the extent that such financial intermediary exercises collective influence over such investors' decisions to request repurchase of Shares, the Fund may make larger tender offers than would otherwise be the case. Substantial acceptance of the Fund’s offers to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the performance of the Fund and the value of the Shares.

Similarly, if such financial intermediaries exercise collective influence over such investors' voting of such Shares, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Adviser to the Fund. If effected, such changes could have a material adverse effect on the performance of the Fund and the value of the Shares.

ERISA Matters. Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Code, the Employee Retirement Income Security Act of 1974 ("ERISA"), or both, which may be relevant to a decision whether such an investor should invest in a Fund. There may, for example, be issues whether such an investment is "prudent" or whether it results in "prohibited transactions." Legal counsel should be consulted by such an investor before investing in the Fund.

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Anti-Takeover Provisions in the Agreement and Declaration of Trust. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the Shareholders of opportunities to sell their Shares at a premium over NAV.

Effect of Liquidation on Investment Objective. If the Fund is in the process of a complete liquidation pursuant to the Agreement and Declaration of Trust, in order to effect an orderly liquidation of the Fund's assets, the Fund may not comply with the investment objective described in this Prospectus during liquidation.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Shares and any distributions on those Shares can decline. Inflation risk may also affect the real value of the Fund’s investments in securities or Portfolio Funds.

Risks Related to the Portfolio Funds

Registration under the 1940 Act and Advisers Act. Portfolio Funds are not registered as investment companies under the 1940 Act and, therefore, investors in Portfolio Funds do not have the benefit of the protections afforded by the 1940 Act. Managers may not be registered as investment advisers under the Advisers Act and, therefore, investors in Portfolio Funds managed by such Managers will not have the benefit of certain of the protections afforded by the Advisers Act.

To the extent the Fund purchases non-voting interests in Portfolio Funds, it will not be able to vote on matters that require the approval of the investors of the Portfolio Funds, including matters that could adversely affect the Fund’s investments in such Portfolio Funds. The Fund may determine to limit its voting interest in certain Portfolio Funds in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions by purchasing non-voting interests in Portfolio Funds. In such instances, the Fund will not be able to vote on matters that require the approval of the investors of the Portfolio Funds, including matters that could adversely affect the Fund’s investments in such Portfolio Funds.

Use of Multiple Managers. No assurance can be given that the collective performance of the Managers will result in profitable returns or avoid losses for the Fund. Positive performance achieved by one or more Managers may be neutralized by negative performance experienced by other Managers.

Convergence Risk. The Fund may invest in Portfolio Funds whose Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Managers' trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Managers, the Fund may incur significant losses.

Access to Information from Managers. The Adviser will request information from Managers regarding their historical performance and investment strategy. The Adviser will also monitor the performance of underlying investments on a continuing basis as such information is made available to the Adviser by the Managers. However, the Adviser may not always be provided with such information because certain of this information may be considered proprietary information by the particular Manager or for other reasons. This lack of access to independent information is a significant investment risk. Furthermore, NAVs received by, or on behalf of, the Fund from each Manager will typically be estimates only, subject to revision through the end of each Portfolio Fund's annual audit, which may occur on a date other than March 31st. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund’s annual audit is completed.

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Emerging Managers. The Fund may invest in Portfolio Funds that are managed by Managers that have managed funds for a relatively short period of time ("Emerging Managers"). The previous experience of Emerging Managers is typically in trading proprietary accounts of financial institutions or managing unhedged accounts of institutional money managers or other investment firms. Because Emerging Managers may not have direct experience managing alternative funds, including experience with financial, legal or regulatory considerations unique to alternative fund management, and because there is generally less information available on which to base an opinion of such Emerging Managers' investment and management expertise, investments with Emerging Managers may be subject to greater risk and uncertainty than investments with more experienced alternative fund managers.

Reliance on Key Individuals. The success of the investment policy of the Fund will be significantly dependent upon the Managers and their expertise and ability to attract and retain suitable staff. The success of a particular Portfolio Fund will be dependent on the expertise of the Manager for that Portfolio Fund. Incapacitation or loss of key people within Portfolio Funds may adversely affect such Portfolio Funds and thereby the Fund. Many Managers may have only one or a limited number of key individuals. The loss of one or more individuals from a Manager could have a material adverse effect on the performance of such Portfolio Fund which, in turn, could adversely affect the performance of the Fund.

Monitoring of Portfolio Funds. Although the Adviser attempts to monitor the performance of all of the Portfolio Funds, the Adviser must ultimately rely on (i) the Manager to operate in accordance with the investment guidelines governing the Portfolio Fund, and (ii) the accuracy of the information provided to the Adviser by the Manager of the Portfolio Fund. Any failure of the Manager to operate within such guidelines or to provide accurate information with respect to such Portfolio Fund could subject the Funds to losses. Moreover, many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest. The Adviser has no ability to independently verify the financial information disseminated by the issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general.

Proprietary Investment Strategies. The Managers may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Adviser or the Fund. The Managers generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds. These strategies may involve risks that are not anticipated by the Managers, the Adviser or the Fund.

Prime Brokers and Custodians. Under the arrangements between the Portfolio Funds and their prime brokers and custodians, the prime brokers and custodians will have rights to identify as collateral, to rehypothecate or to otherwise use for their own purposes assets held by them for the Portfolio Funds from time to time. Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian. Similarly, any cash of the Portfolio Funds held or received by or on behalf of a prime broker or custodian may not be treated as client money and may not be subject to the client money protections conferred by the client rules of FINRA or equivalent rules of other regulators to which such prime broker or custodian may be subject. Accordingly, the cash of the Portfolio Funds may also constitute collateral and may not be segregated from the cash of the prime brokers and custodians. Consequently, Portfolio Funds may rank as an unsecured creditor in respect of such assets and cash on the insolvency of a prime broker and custodian and might not be able to recover such assets and cash in full. The inability of Portfolio Funds to recover such cash could have a material adverse effect on the Fund’s performance and returns to Shareholders.

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Side Letters and Other Agreements. Managers and Portfolio Funds may enter into separate agreements with certain of their investors, such as those affiliated with Managers or Portfolio Funds or those deemed to involve a significant or strategic relationship. Such agreements may provide more beneficial terms to investors other than the Fund by waiving certain terms or allowing such investors to invest on different terms than those on which the Fund has invested, including, without limitation, with respect to fees, liquidity, changes in redemption terms, key man provisions, notification upon the occurrence of certain events (in some instances including the ability to redeem upon the occurrence of certain events), "most favored nation" clauses and disclosure of certain information. Under certain circumstances, these agreements could create preferences or priorities for such investors. For example, a Portfolio Fund may offer certain of its investor’s additional or different information and reporting than that offered to the Fund. Such information may provide the recipient greater insights into the Portfolio Fund's activities as compared to the Fund in its capacity as an investor in such Portfolio Fund, thereby enhancing the recipient's ability to make investment decisions with respect to the Portfolio Fund and enabling such investor to make more informed decisions than the Fund about redeeming from the Portfolio Fund. Any resulting redemption could force the Portfolio Fund to sell investments at a time when it might not otherwise have done so or for a price less than their deemed fair market value, which will adversely affect the Fund as the remaining investor in the relevant Portfolio Fund.

The Adviser may in certain circumstances attempt to negotiate separate agreements with Managers or Portfolio Funds to which it allocates the Fund’s capital. No assurance can be given that any such agreement, if entered into, will be respected by the applicable Manager or Portfolio Fund or that such agreement would be enforceable in accordance with its terms. Further, there may be situations in which regulatory requirements, investment objectives, the timing of investments, historical relationships with a Manager or other considerations will result in differences between the Fund and a Manager's other investors in terms of the availability of the benefits of any such agreements. Furthermore, there may be circumstances where the benefit provided cannot be exercised by all Portfolio Fund investors simultaneously or where one investor directly or indirectly receives a greater benefit due to the participation by another investor. In addition, although the Adviser may negotiate terms that it considers more advantageous overall, concessions may be required to obtain such terms.

Performance Fees and Management Fees. Managers may receive compensation calculated by reference to the performance of the Portfolio Funds managed by them. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of Portfolio Fund assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains. Certain Managers may also be entitled to receive performance-based fees or allocations, even if the Fund’s overall returns are negative. Furthermore, Managers may receive compensation calculated by reference to their assets under management. Such compensation arrangements may create an incentive to increase their assets under management regardless of their ability to effectively and optimally invest them.

Multiple Levels of Expense. The Fund and Portfolio Funds impose management fees and some Portfolio Funds may also charge performance fees. In addition to a fixed management fee, Managers typically will also be paid or allocated amounts based upon a share of the profits of the Portfolio Fund. Managers of such Portfolio Funds may receive substantially higher payments than would otherwise be the case under alternative arrangements. Other service providers of Portfolio Funds will normally be compensated or will receive allocations on terms that may include fixed and/or performance-based fees or allocations. As a result, the Fund, and indirectly Shareholders, will pay multiple investment management and other service provider fees. In addition to the fees paid indirectly by the Fund to the Manager, fees paid in relation to Portfolio Funds will generally, for fixed fees, if applicable, range from [0% to 3%] per annum of the average NAV of the Portfolio Funds, and performance fees or allocations are likely to range from [0% to 30%] of the net capital appreciation in the Portfolio Funds for the relevant performance fee measurement period. Moreover, an investor in the Fund bears a proportionate share of the expenses of the Fund and, indirectly, similar expenses of the Portfolio Funds. Investors could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable. Performance figures issued by the Fund and stated performance targets will be net of these fees and expenses.

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Effect of Fund’s Repurchases on Diversification of Portfolio Funds. Although the Fund plans to seek diversification in the investment of its assets, if the Board elects to offer to repurchase Shares, and as a result, a significant number of Shares are tendered, the Fund may not be able to satisfy such repurchase requests from a variety of their Portfolio Funds and thus may be required to make disproportionate redemptions from select Portfolio Funds, resulting in a temporary imbalance in the Fund’s diversification strategy.

Capacity Limitations of Portfolio Funds. Portfolio Funds may place limitations on the amount of, or number of persons whose, money they will manage. In addition, new rules and regulations may result in additional limitations or restrictions being placed by Managers on the types of investors or assets that Portfolio Funds may accept. Moreover, as a result of the convergence of the hedge fund and private equity markets and recent regulatory developments, many Portfolio Funds have lengthened liquidity terms, which may be more or less compatible with the liquidity requirements of the Fund and therefore result in differences in portfolio composition. Any such restrictions or limitations could prevent the Adviser from allocating assets of the Fund to certain Managers and Portfolio Funds with which the Adviser would otherwise like to invest. In addition, when capacity is constrained, allocation decisions may be made on a non-pro rata basis among the Fund or other funds, for example, so as to avoid small allocations or to increase existing below-target allocations before building new positions.

If the Adviser's ability to make allocations to Managers or Portfolio Funds is limited or restricted, the Fund’s investment objective, and thus its returns, could be negatively impacted. Furthermore, because of these capacity limitations, it is likely that the Fund’s portfolio and the portfolios of other accounts managed by the Adviser will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar. These distinctions will result in differences in portfolio performance.

Disposition of Securities of Portfolio Funds. In connection with the disposition of securities of Portfolio Funds, the Fund may be required to make representations about the business and financial affairs of the relevant Portfolio Fund typical of those made in connection with the sale of any security or business. The Fund may also be required to indemnify the purchasers of such securities of the Portfolio Fund to the extent that any such representation turns out to be inaccurate. These arrangements may result in contingent liabilities, which may ultimately have to be funded by the Fund.

Currency Hedging. Where Portfolio Funds offer shares denominated in currencies other than the U.S, Dollar, the Portfolio Fund may endeavor to hedge its exposure to such currency. The Fund will have no control over the manner in which such Portfolio Fund accounts for the profits, losses, and expenses associated with such hedging activities. It is possible that there could be cross liability among all classes of shares of such Portfolio Fund, and thus, the costs associated with such hedging activities may be allocated to the class of shares held by the Fund, even when such hedging activities do not directly relate to such class in the event that the assets of the relevant class are insufficient to meet such losses and expenses. As a result, the performance of such Portfolio Fund (and, thus, the performance of the Fund) could be adversely affected.

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Increasing Size and Maturity of Hedge Fund Markets. The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. The growth in recent years in the number of hedge funds and assets managed by such funds, together with the increase in other market participants (such as the proprietary desks of investment banks) may reduce the opportunities available for the Adviser and the Managers to make certain investments or adversely affect the terms upon which investments can be made. This could reduce the ability of the Fund to generate returns and/or reduce the quantum of these returns. Historic opportunities for some or all hedge fund strategies may be eroded over time while structural and/or cyclical factors may reduce opportunities for the Adviser and the Managers temporarily or permanently.

In addition, it is possible that the Fund may have exposure to the same investment or securities through more than one Portfolio Fund. Furthermore, the applicable Managers could take opposing positions with respect to such securities and thus the Fund’s exposure to such underlying security or investment could move against each other.

Non-U.S. Exchange Risk Exposure. Although securities held by Portfolio Funds are typically denominated in U.S. Dollars, certain Portfolio Funds may invest in securities denominated, and may receive a portion of their income and gains, in currencies other than the U.S. Dollar. A reduction in the value of such other currencies relative to the U.S. Dollar prior to conversion into U.S. Dollars, as applicable, would adversely affect the NAV of the Portfolio Fund and correspondingly, the NAV of the Fund. The Fund does not expect to hedge the exchange exposure related to any Portfolio Funds. To the extent that the Managers themselves seek to hedge non-U.S. exchange risk exposure, they may not be able to do so.

Use of Financing Arrangements by Portfolio Funds. A number of Portfolio Funds depend upon the availability of credit to finance their investment strategies. The prime brokers, banks and dealers that may provide financing to Portfolio Funds can apply essentially discretionary margin or other valuation policies. Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers. These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties around the same time.

Brokerage Commissions and Transaction Costs. In selecting brokers or counterparties to effect portfolio transactions, Portfolio Funds will be likely to consider such factors as price, the ability to effect the transaction, the reliability and financial responsibility and any research products or services provided. Such products and services generally may be of benefit to the Portfolio Funds in question or to other clients of the relevant Manager but may not directly relate to transactions executed on behalf of such Portfolio Fund. Accordingly, if the Manager determines in good faith that the amount of commissions or transaction fees charged by the entity is reasonable in relation to the value provided, the relevant Portfolio Funds may pay an amount greater than that charged by another entity.

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Risks Related to Investment Strategies

This section discusses risks relating to the long/short equity strategy and other types of investment strategies that are made by the Portfolio Funds. It is possible that Portfolio Funds will engage in an investment strategy that is not described below, and any such investment strategy will be subject to its own particular risks.

Nature of Investments. An investment in the Fund will involve a high degree of financial risk. The Fund will invest in highly speculative investment strategies. The performance of the Fund will depend in a large part on the Adviser’s ability to identify and exploit relevant opportunities and also on factors outside of the Fund’s or the Adviser’s control and/or which cannot be accurately predicted, including proper performance of third parties of their contractual duties. Identification and exploitation of such opportunities involves uncertainty and there can be no assurance that the Fund's investment objective will be realised or that Investors will receive any return on their investment. There are no limitations on the types of investments the Fund may make. The Adviser in its sole discretion may employ such investment and trading strategies and methods as it determines to adopt. The Fund may also invest in securities for which no active trading market exists and the value of any such securities shall be determined by the Adviser. As a result of these investment risks, an investor may lose all or a substantial amount of his investment in the Fund.

Independent Managers. The Managers trade wholly independently of one another and may at times hold economically offsetting positions. To the extent the Managers do, in fact, hold such positions, the Fund, considered as a whole, cannot achieve any gain or loss despite incurring expenses. In addition, a Manager may receive incentive compensation (indirectly borne by the shareholders of the Fund) based on the performance of its portfolio. Accordingly, a particular Manager may receive incentive compensation in respect of its portfolio for a period even though the Fund's overall portfolio depreciated during such period. Also, these compensation arrangements may create an incentive for the Managers to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.

Counterparty Risk. The Adviser expects the Managers to establish relationships to obtain prime brokerage services, financing and derivative intermediation and that permit them to trade in a variety of markets or asset classes over time; however, there can be no assurance the Managers will be able to maintain such relationships or establish such relationships. An inability to establish or maintain such relationships would limit a Manager's trading activities could create losses, preclude such Managers from engaging in certain transactions, financing, derivative intermediation and prime brokerage services and prevent the Managers from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships before a Manager establishes additional relationships could have a significant impact on such Manager's business due to such Manager's reliance on such counterparties.

Many of the markets in which the Managers may effect transactions may not be "exchange-based," including "over-the-counter" or "interdealer" markets. The participants in such markets are typically not subject to the credit evaluation and regulatory oversight to which members of "exchange-based" markets are subject. The lack of evaluation and oversight of over-the-counter markets exposes the portfolio funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the portfolio funds to suffer a loss. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where a Manager has concentrated its transactions with a single or small group of counterparties. Generally, the Managers will not be restricted from dealing with any particular counterparties. The Managers' evaluation of the creditworthiness of their counterparties may not prove sufficient. The lack of a complete and "foolproof" evaluation of the financial capabilities of the Managers' counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the portfolio funds.

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Third Party Interests. The Fund may acquire non-controlling interests in investee entities. In such instances, the Fund will, where possible, seek to guide and oversee the management of investee companies through board participation, supervisory, audit and oversight committees and entering into shareholders’ agreements and other means of exercising financial controls and protecting minority shareholders’ rights. The fact that the Fund may be interested in minority equity positions, and may be required to use nominees to hold certain investments, or accept certain business or other arrangements that are not commonly recognised or possibly difficult to enforce or are not enforceable under current laws, may mean the Fund’s ability to protect its investments is limited.

Business and Regulatory Risks of Hedge Funds. Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. The regulatory environment for hedge funds is evolving, and changes in the regulation of hedge funds may adversely affect the value of investments held by the Fund and, where relevant, its ability to obtain the leverage it might otherwise obtain or to pursue its trading strategies. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. It is impossible to predict what, if any, changes in regulation applicable to the Fund, the Adviser, the markets in which they trade and invest or the counterparties with which they do business may be instituted in the future. The effect of any future regulatory change on the Fund could be substantial and adverse.

General Market Risks

Market Risk. Market risk is risk associated with changes in, among other things, market prices of securities or commodities or foreign exchange or interest rates and there are certain general market conditions in which any investment strategy is unlikely to be profitable. From time to time, multiple markets could move together against the Fund’s investments, which could result in significant losses. Such movement would have a material adverse effect on the performance of the Fund and returns to Shareholders. The Adviser has no ability to control such market conditions.

General economic and market conditions, such as currency and interest rate fluctuations, availability of credit, inflation rates, economic uncertainty, changes in laws, trade barriers, currency exchange controls and national and international conflicts or political circumstances, as well as natural disasters, may affect the price level, volatility and liquidity of securities. Economic and market conditions of this nature could result in significant losses for the Fund, which would have a material adverse effect on the performance of the Fund and returns to Shareholders.

Certain types of fixed income securities and other credit instruments may be subject to heightened liquidity risk arising from the credit crisis initially occurring during 2007 and 2008. Such investments include collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations, high-yield bonds, debt issued in leveraged buyout transactions, mortgage and asset-backed securities, and short-term asset-backed commercial paper, which became very illiquid in the latter half of 2007 and in 2008. General market uncertainty and consequent re-pricing of risk led to market imbalances between sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Additionally, the federal rescue of the Federal Home Loan Mortgage Corporation ("FHLMC"), commonly referred to as "Freddie Mac," the Federal National Mortgage Association ("FNMA"), commonly referred to as "Fannie Mae," and American International Group, as well as the filing of bankruptcy by Lehman Brothers Holdings Inc. and the concern that other financial institutions are also experiencing severe economic distress and that the global financial system is under stress have led to significant market volatility and disruption and thus further increase the illiquidity of any investments in issuers that are thinly capitalized.

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The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

The current financial market situation, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets (and in particular the housing and mortgage markets) and may cause further economic uncertainties in the United States and worldwide. It is difficult to predict how long the financial markets will continue to be affected by these events and the Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the Shares may not be appropriate for all prospective investors. Such market conditions and the above factors may increase the level of difficulty encountered in valuing such securities and other credit instruments which could result in sudden and significant valuation increases or declines in the NAV of the Fund.

The prices of the Portfolio Funds' investments, and therefore the NAV of the Fund, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which the Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., the Fund also is subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

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Global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many stocks to fluctuate substantially and the spreads on prospective debt financings to widen considerably. The recent instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financing or refinancing. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. There is also a risk that developments in sectors of the credit markets in which the Portfolio Funds do not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Portfolio Funds do invest, including securities owned by the Portfolio Funds.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These recent events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt to finance their operations. These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value their securities or to sell their securities on a timely basis. These developments could adversely affect the ability of the Portfolio Funds to borrow for investment purposes, if they chose to do so, and increase the cost of such borrowings, which would reduce returns to Shareholders. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Portfolio Funds to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Portfolio Funds and adversely affect the NAV of the Fund's Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Portfolio Funds' portfolio.

Portfolio Turnover

The Portfolio Funds may invest and trade their portfolio securities on the basis of certain short-term market considerations.  The Portfolio Funds are not generally restricted in effecting transactions by any limitation with regard to their respective portfolio turnover rates, and the turnover rate within the Portfolio Funds is expected to be significant, which will result in significant transaction costs and thereby reduce the investment performance of the Portfolio Funds.

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Limits of Risk Disclosure

The above discussion relates to various risks associated with the Fund and the Portfolio Funds and is not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and the Agreement and Declaration of Trust and should consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

MANAGEMENT OF THE FUND

Board of Trustees

The Fund's Board has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations.

Adviser

Cube Capital Investment Management Limited is the investment adviser for the Fund. The Adviser, located at 180 Great Portland Street, London, England, W1W 5QZ, is a United Kingdom limited liability company. As of [June 30], 2014, the Adviser’s assets under management were approximately $[ ] billion.

Cube Capital LLP is the sub-investment adviser for the Fund. The Sub-Adviser, located at 180 Great Portland Street, London, England, W1W5Q2, is a United Kingdom limited liability partnership.

Advisory Agreement

The Fund is a party to an Advisory Agreement with the Adviser (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund, subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund; buys, retains and sells the Fund’s portfolio investments; select brokers or dealers to execute transactions; provides investment research; maintains or causes to be maintained all required books, records, and reports and other information required for the proper operation of the Fund; and furnishes all other services required in connection with management of the Fund.

The Advisory Agreement was approved by the Board, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, of the Fund or the Adviser (the “Independent Trustees”), at a meeting on [ ], 2014. The basis for the Board of Trustees approval of the Advisory Agreement will be available in the Fund’s ___ Report for the [period/fiscal year] ending ___, 2014. The Advisory Agreement provides that the Fund will pay a monthly management fee in arrears calculated at an annual rate equal to ___% of the net assets of the Fund as of the last day of each month.

The Fund has entered into an Expense Limitation Agreement in which the Adviser has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below ____%, excluding amortization of acquired fund fees and expenses of the Fund's average net assets until ____. Expenses borne by the Adviser are subject to reimbursement by the Fund up to three years from the date the Adviser paid the expense, but no reimbursement will be made by the Fund at any time if it would result in its covered expenses exceeding the Expense Cap. Expenses covered by the Expense Cap include all of the Fund's expenses other than (i) Acquired Fund Fees and Expenses, (ii) any taxes paid by the Fund, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses incurred by a Portfolio Fund, (iv) dividends on short sales, if any, and (v) any extraordinary expenses not incurred in the ordinary course of the Fund's business (including, without limitation, litigation expenses).

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If within three years following a waiver or reimbursement, the operating expenses of the Fund that previously received a waiver or reimbursement from the Adviser are less than the expense limit for the Fund, the Fund is required to repay the Adviser up to the amount of fees waived or expenses reimbursed under the agreement.

The Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund’s Board or the vote of a majority of the securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Fund's Board or a majority of the outstanding voting securities of the Fund) or by the Adviser, upon 60 days' written notice by a party to the other parties, which notice can be waived by the non-terminating parties.  The Advisory Agreement will also terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder).

[The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of the Fund’s shareholders for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Shareholders and provides for indemnification by the Fund of the Adviser under the Advisory Agreement and its respective trustees, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.]

The Adviser will devote such time and effort to the business of the Fund as is reasonably necessary to perform their duties to the Fund.  However, the services of the Adviser are not exclusive, and the Adviser provides similar services to other investment companies and other clients and may engage in other activities.

The Sub-Adviser also acts as servicing agent to the Fund (“Servicing Agent”), whereby it provides or procures certain investor servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Fund. The Servicing Agent may, in turn, retain certain parties to act as sub-servicing agents to assist with investor servicing and administrative assistance. The Sub-Adviser is not compensated by the Fund for providing or procuring these services as the Servicing Agent. When the Servicing Agent employs sub-servicing agents, the Servicing Agent compensates such sub-servicing agents out of its own resources.

Portfolio Manager

The personnel of the Adviser principally responsible for management of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Adviser and its personnel maintain relationships with a large number of managers. The Adviser believes that, as a result of these contacts, the Fund should have access to a large number of Portfolio Funds from which to select.

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The personnel of the Adviser who has primary responsibility for management of the Fund is:

Scott Gibb. Mr. Gibb is a partner of the Adviser as well as the portfolio manager of the fund of funds platform, which he joined in 2006. Mr. Gibb also sits on the Investment Committee of the Adviser. Mr. Gibb has been involved in the investment industry for over 12 years with a focus on hedge funds and hedge fund strategies. He holds a BBusSc in economics with honors from the University of Cape Town. Mr. Gibb has been the portfolio manager of the Fund since inception.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

PERFORMANCE OF THE FUND

Sales literature relating to the Fund and reports to shareholders may include quotations of investment performance of the Fund. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods also may be used to portray the Fund’s investment performance.

The Fund’s performance results will vary from time to time, and past results are not necessarily indicative of future investment results. As of the date of this Prospectus, the Fund has not yet commenced investment operations and, therefore, does not have performance results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be provided to shareholders and prospective investors in the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices such as the S&P 500, the Russell 2000, or other lesser known indices (including indices of other pooled investment vehicles investing in Portfolio Funds and private equity venture and buyout funds). Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

Appendix B shows comparative performance information with respect to an account managed by the Adviser with an investment objective and strategies substantially similar to that of the Fund. Prospective investors should carefully read the disclosures that accompany the investment performance data and charts in the Appendix.

DISTRIBUTION ARRANGEMENTS

The Fund is offering Shares at an offering price equal to its then current NAV. The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with [ ] (the "Distributor"), an affiliate of the Adviser, to provide for distribution of the Shares on a reasonable best efforts basis, subject to various conditions. The principal office of the Distributor is located at [_____]. The Distributor has entered into selling agreements with Selling Agents that have agreed to participate in the distribution of the Shares.

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Generally, the minimum required initial investment by each investor is $10,000, and the minimum subsequent investment is $10,000. A Selling Agent may establish higher minimum investment requirements than the Fund. It is the obligation of the Selling Agents to transmit orders received by them to the Distributor so they will be received in a timely manner.

The Fund, acting through the Distributor and the Administrator, will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part. The offering may be terminated by the Fund or the Distributor at any time.

No market currently exists for the Shares. The Shares will not be listed on any national securities exchange, and the Fund does not anticipate that a secondary market will develop for the Shares. None of the Fund, the Adviser, the Distributor or the Selling Agents intends to make a market in the Shares. The Distributor has the exclusive right to distribute Shares through the Selling Agents. The Distributor's obligation is an agency or "best efforts" arrangement under which neither the Distributor nor any Selling Agent is required to purchase any Shares.

A Selling Agent may engage one or more Sub-Selling Agents. Selling Agents and Sub-Selling Agents may charge a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee is not a sales charge or placement fee imposed by the Fund or a Selling Agent, and will be in addition to any fees charged or paid by the Fund. The payment of any such fees, and their impact on a particular investor's investment returns, would not be reflected in the returns of the Fund.

Sub-Selling Agents also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Fund, the Selling Agent or any other service provider of the Fund. Any terms and conditions imposed by a Sub-Selling Agent, or operational limitations applicable to such party, may affect or limit a Shareholder's ability to subscribe for Shares or tender Shares for repurchase, or otherwise transact business with the Fund. Investors should direct any questions regarding fees, terms and conditions applicable to their accounts, or relevant operational limitations to the Sub-Selling Agent.

The amounts of any such payments may vary among the Selling Agents. The Adviser may use its management fee revenue, as well as its past profits or its other resources from any other source, to make payments with respect to any expenses incurred in connection with the distribution of Shares. The Adviser or its affiliates also may pay from their resources additional compensation to the Selling Agents and/or Sub-Selling Agents in connection with placement of Shares or servicing of Shareholders (if such Selling Agent or Sub-Selling Agent serves as a Sub-Servicing Agent and enters into a servicing agreement with the Servicing Agent, as discussed below). As to each investor referred by a Selling Agent and/or Sub-Selling Agent, or serviced by a Sub-Servicing Agent, such additional compensation may range up to an annual rate of 1.00% of the value of the Shares.

In some instances, these arrangements could result in receipt by the Selling Agents and/or Sub-Selling Agents and their respective personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which may be available with regard to, or paid in connection with their placement of shares or interests of a different investment fund. Any Shareholder or prospective investor with questions regarding these arrangements may obtain additional detail by contacting his or her intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of the intermediaries to view the Fund more positively relative to other investment funds not making payments of this nature or making smaller such payments.

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Selling Agents that are members of FINRA may not accept any compensation in connection with the Fund's Shares that exceeds the underwriting compensation limit set by FINRA.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares of the Fund. State Street Bank and Trust Company (the "Agent") acts as the agent for participants under the DRIP.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire or check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by State Street Bank and Trust Company, as dividend disbursing agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder's name and address as they appear on the share certificate. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record dated of at least 10 days after the date on which the election is received. A shareholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder's election.

All correspondence concerning the DRIP should be directed to the Agent at One Lincoln Street, Boston, Massachusetts 02111.

ADMINISTRATION, ACCOUNTING, TRANSFER AGENT AND INVESTOR SERVICES AGREEMENTS

State Street Bank and Trust Company (the "Administrator," "State Street" or "Custodian"), a Massachusetts company incorporated under the laws of the Commonwealth of Massachusetts, whose principal business address is One Lincoln Street, Boston, Massachusetts 02111, provides various administrative, accounting, transfer agency and investor services to the Fund. The Administrator is paid a monthly fee at the annual rate of approximately [__]% of the NAV for these and other services it provides to the Fund.

CUSTODIAN

State Street also serves as the Custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account.

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FUND EXPENSES

The Fund pays all of its expenses other than those that the Adviser assumes, if any. The expenses of the Fund include, but are not limited to, all fees and expenses related to portfolio transactions and positions made in Portfolio Funds, including Portfolio Fund fees and expenses, and enforcing rights in respect of such investments; the management fee payable to the Adviser and the fee payable to the Administrator; brokerage commissions; interest and fees on any borrowings; Trustees' fees; directors' and officers' insurance; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with tender offers and any repurchases of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund, all costs and charges for equipment or services used in communicating information regarding any of the Fund’s transactions between either of the Adviser and the Custodian (or other agent engaged by the Fund); bank services fees; expenses of preparing, printing, and distributing copies of this Prospectus, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders' meetings; expenses of corporate data processing and related services; Shareholder recordkeeping and Shareholder account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the Independent Trustees; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund may need to sell portfolio securities to pay fees and expenses, which could affect investment returns to Shareholders of the Fund.

The Fund has entered into an Expense Limitation Agreement in which the Adviser has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses below specified levels. See "Management of the Fund – Advisory Agreement."

The Adviser bears all of its expenses and its own costs incurred in providing investment management services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Funds. In addition, the Adviser is responsible for the payment of the compensation and expenses of those Trustees and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Portfolio Funds will pay asset-based fees to their Managers and generally may pay performance-based fees or allocations to their Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund itself. As an investor in the Portfolio Funds, the Fund will indirectly bear a portion of the expenses and fees of the Portfolio Funds.

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The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Shareholder's capital account.

VOTING

Each Shareholder of the Fund will have the right to cast a number of votes based on the value of such Shareholder's investment percentage in the Fund at any meeting of its Shareholders called by the (i) majority of the Board or (ii) Shareholders holding at least 51% of the total number of votes eligible to be cast by all Shareholders. Shareholders will be entitled to vote on any matter on which stockholders of a registered investment company organized as a corporation would be entitled to vote, including the selection of Trustees and the approval of the Advisory Agreement. Notwithstanding their ability to exercise their voting privileges, Shareholders are not entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

ELIGIBLE INVESTORS

Each prospective investor will be required to complete the Fund's subscription agreement ("Subscription Agreement") and satisfy the investor eligibility standards set forth therein in order to be permitted to invest in the Fund.

An investment in the Fund involves risks and it is possible that an investor may lose some or all of its investment. In addition, an investment in the Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Fund to meet their foreseeable liquidity needs. Before making an investment decision, an investor and/or its adviser should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs. See "Principal Risks" and "Non-Principal Risks." Short-term investors and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Fund.

The Subscription Agreement requires that an investor certify that it is an "accredited investor" as defined in Regulation D under the 1933 Act and a "qualified client" within the meaning of Rule 205-3 under the Advisers Act. An "accredited investor" includes, among other investors, an individual who has: (i) a net worth (or a joint net worth with that person's spouse), immediately prior to the time of purchase, in excess of $1 million, excluding the value of the primary residence; or (ii) income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. A "qualified client" means an individual or company (other than an investment company) that has a net worth (or in the case of an individual a joint net worth with the individual's spouse) of more than $1,500,000, or that meets certain other qualification requirements set forth in the Fund’s Subscription Agreement. Other categories of "accredited investor," "qualified client" or other eligible investor standards applicable to companies and other investors are set forth in the Subscription Agreement. Additional requirements are set forth in the form of Subscription Agreement. Investors who meet the qualifications set forth in the form of Subscription Agreement are referred to in this Prospectus as "eligible investors."

All prospective investors must complete a Subscription Agreement in which they certify that, among other things, they meet the foregoing requirements and that they will not transfer their Shares (or any portion thereof) except in accordance with the Agreement and Declaration of Trust. Existing Shareholders who request to purchase additional Shares are required to qualify as eligible investors and to complete an additional Subscription Agreement prior to the additional purchase.

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PURCHASING SHARES

The minimum initial investment in the Fund from each investor is $10,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $10,000.

Shares will be offered for purchase at NAV as of the first Business Day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate the sale of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due prior to the proposed acceptance of the purchase. A prospective investor must submit a completed Subscription Agreement before the acceptance date set by the Fund, and a Shareholder may subscribe for additional Shares by completing an additional subscription agreement. The Fund reserves the right, in its sole discretion, to reject in whole or in part, any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. Cleared funds must be available in such account no later than five Business Days prior to the particular subscription date or such other date as the Distributor may determine in its sole discretion and communicate to investors (the "Subscription Period"). Subscriptions received from prospective investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Fund will be held by an agent for the Fund. Any interest earned in such instances will be credited to the Fund and not the investor. During the Subscription Period for the initial closing, the Fund may use cleared funds for investments in Portfolio Funds. During this period, all Shares will be issued at the same price.

Selling Agents also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in the Fund that are in addition to the fees, terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by a Selling Agent, or operational limitations applicable to such party, may affect or limit a Shareholder's ability to subscribe for Shares, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the Selling Agent.

REPURCHASES OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Fund to redeem the Shares. No public market for Shares exists, and none is likely to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

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Repurchases

The Fund may, from time to time, repurchase Shares from its Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser generally recommends to the Board that the Fund offer to repurchase Shares from Shareholders quarterly on the last Business Day of March, June, September and December. However, the Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.

The Fund will require that each tendering Shareholder tender a minimum of $1,000 worth of Shares.

In determining whether to accept the Adviser's recommendation to repurchase interests, the Board may consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund's assets (including fees and costs associated with withdrawing from Portfolio Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the availability of information as to the value of the Fund's interests in Portfolio Funds;

•	the conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines, in its sole discretion, to be fair to the Fund and to all Shareholders of the Fund. The value of a Shareholder's Shares that are being repurchased will be equal to their aggregate NAV as of the Valuation Date. When the Board determines that the Fund will repurchase Shares, notice will be provided to Shareholders, either in a mailing or through a publication of a summary advertisement in a newspaper, describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender Shares during the period that a tender offer is open may obtain the estimated aggregate NAV of their Shares by contacting the Administrator during the period at the contact number provided in the Shareholder's repurchase materials.

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Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from its Shareholders. The Fund does not impose any charges in connection with repurchases of Shares.

In the event that the Fund makes a redemption in-kind, only securities listed on a national securities exchange may be used to satisfy an in-kind distribution and such securities will be valued as of their closing price as quoted by the exchange on which such securities are listed on the day of the redemption. Shareholders may incur tax liability and will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities. Shareholders may be unable to liquidate such securities in a timely manner and may receive a lower price upon liquidation of such securities than the value at which such securities were distributed to Shareholders by the Fund.

In light of liquidity constraints associated with investments in Portfolio Funds and that the Fund may have to effect withdrawals from those funds to pay for Shares being repurchased, the Fund expects to employ the following repurchase procedures:

•	If the Board elects to offer to repurchase Shares in the Fund, the Fund will send each Shareholder a tender offer or publish a summary advertisement in a newspaper that explains the terms and conditions of the tender offer. This tender offer will be sent to Shareholders or published at least 20 Business Days prior to the date on which the Shareholder must notify the Fund that the Shareholder has elected to tender Shares to the Fund.

•	A Shareholder choosing to tender Shares for repurchase must do so within the Notice Date Period, which generally will be between 115 to 95 calendar days prior to the Valuation Date, which is generally expected to be the last Business Day of March, June, September or December. Shares or portions of them will be valued as of the Valuation Date. This means, for example, that the Notice Date Period for a tender offer having a December 31 Valuation Date would be between September 7 and September 27.

•	Promptly after the Notice Date Period, the Fund will issue to each Shareholder whose Shares (or portion of them) have been accepted for repurchase a repurchase instrument (the "Repurchase Instrument"), which will be held by an agent of the Fund, entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date (the "Payment Amount"), of the repurchased Shares.

•	The Repurchase Instrument will be non-interest bearing, non-transferable and non-negotiable. A Shareholder who receives a Repurchase Instrument (the "Payee") shall retain all rights, with respect to tendered Shares, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date. Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a Shareholder of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Fund's Agreement and Declaration of Trust. For purposes of calculating the value of the repurchased Shares, the amount payable to the Payee will take into account and include all Fund income, gains, losses, deductions and expenses that the Payee would have been allocated for tax and book purposes had the Payee remained the owner of the repurchased Shares until the Valuation Date. If the Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Fund is liquidated or dissolved and the value of the repurchased Shares will be calculated in accordance with the foregoing sentence.

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•	The initial payment (the "Initial Payment") with respect to the Repurchase Instrument will be made in an amount equal to a certain amount of the estimated value of the Repurchase Instrument (or portion thereof), determined as of the last business day of the quarter in which the Notice date period took place . The Initial Payment will be made as of the later of (1) approximately the 35th day after the Valuation Date, or (2) in the sole discretion of the Board of the Fund, if the Fund had requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Shares, within ten Business Days after the Fund has received at least 90% of the aggregate amount so requested to be withdrawn by the Fund from the Portfolio Funds.

•	The second and final payment (the "Final Payment") is expected to be in an amount equal to the excess, if any, of (1) the value of the Repurchase Instrument (or portion thereof), determined as of the Valuation Date based upon the results of the annual audit of the Fund's financial statements for the fiscal year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment. The Adviser anticipates that the annual audit of the Fund's financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

•	Although the amounts required to be paid by the Fund under the Repurchase Instrument will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The Fund intends to make an in-kind payment only under the limited circumstance where the Fund receives an in-kind distribution from Portfolio Funds of securities listed on a national securities exchange that the Fund cannot liquidate itself prior to making the distribution.

If modification of the Fund's repurchase procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any tender offer made by the Fund.

A Shareholder tendering only a portion of its Shares for repurchase will be required to continue to hold Shares with a value of at least $____ (or any lower amount equal to the Shareholder's initial subscription amount) after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the value of its Shares in the Fund to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Shareholder so that the value of the Shareholder's Shares is above the minimum or to repurchase all of the Shareholder's Shares.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund's investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Shares also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds.

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The Agreement and Declaration of Trust grants the Board the authority to repurchase the Shares, or any portion of them, of a Shareholder or any person acquiring Shares from or through a Shareholder, without consent or other action by the Shareholder or other person, if the Board in its sole discretion determines that:

•	the Shares had been transferred or vested in any person in violation of the Fund's Agreement and Declaration of Trust;

•	ownership of the Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•	ownership of the Shares by the Shareholder would cause the Fund to be subject to additional regulatory or compliance requirements imposed by laws other than the 1933 Act, the Securities Exchange Act of 1934 or the 1940 Act; or

•	if such repurchase would be in the best interest of the Fund, including, without limitation, in connection with the liquidation or termination of the Fund.

Transfers of Shares

A Shareholder may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including, without limitation, through any swap, structured note or any other derivative transaction) of all or any of its Shares, including, without limitation, any portion of a Share (such as a right to distributions), to any person (collectively a "Transfer" and each a "Transferee"), except for a Transfer that is effected solely by operation of law pursuant to the death, bankruptcy or dissolution of such Shareholder or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. No assignee, purchaser or Transferee may be admitted as a substitute Shareholder, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion. No Transfer will be permitted unless the Board of the Fund concludes that such Transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation for U.S. federal income tax purposes. Any Transfer made or purported to be made that is in violation of the Fund's Agreement and Declaration of Trust shall be void and of no effect. To the extent any Shareholder, Transferee or successor Shareholder is purported to have transferred any economic interest in the Fund in violation of such Fund's Agreement and Declaration of Trust, such Fund shall not recognize such action and the Board may terminate all or any part of the Share of such Shareholder, Transferee or successor Shareholder at no value or such value as the Board determines in its sole and absolute discretion and the Shareholder, Transferee or successor Shareholder will forfeit all or such portion of its capital account in connection with such termination as determined by the Adviser in connection therewith.

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With respect to a Repurchase Instrument or a Compulsory Repurchase Instrument, a Shareholder may not Transfer all or any portion of the Repurchase Instrument or the Compulsory Repurchase Instrument to any person, except for a Transfer that is effected solely by operation of law pursuant to the death, bankruptcy or dissolution of the Shareholder or a Transfer that is effected with the written consent of the Board, which consent may be given or withheld in the Board's sole and absolute discretion.

The Board has delegated its decision making authority on Transfers to officers of the Fund and the Adviser. However, such delegation is subject to revocation by the Board at any time.

CALCULATION OF NET ASSET VALUE; VALUATION

The Fund calculates its NAV as of the last Business Day of each calendar month as noted below, and at such other times as the Board, upon advice from the Adviser, may determine, including in connection with repurchases of Shares.

In determining its NAV, the Fund's assets and liabilities are valued generally as of the last Business Day of each month as follows: (i) within 60 days after the last Business Day of each quarter for purposes of audited year-end financial statements, unaudited semi-annual reports and quarterly filings on Form N-Q, (ii) within 30 days after the last Business Day of each quarter for purposes of processing subscriptions and redemptions and calculating management fees, and (iii) at such other times as subscriptions and redemptions may be approved by the Fund. See "Principal Risks – Risks Related to the Portfolio Funds – Portfolio Valuation."

The NAV of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses.

The Valuation Committee of the Adviser oversees the valuation of the Fund’s investments, including interests in the Portfolio Funds, in accordance with written policies and procedures (the "Valuation Procedures") that the Board has approved for purposes of determining the value of securities held by the Fund, including, if applicable, the fair value of the Fund’s investments in Portfolio Funds. The valuation of the Fund's investments in Portfolio Funds is ordinarily calculated by State Street Bank and Trust Company in its capacity as the Fund’s independent administrator, in consultation with the Adviser. The valuation procedures of the Portfolio Funds in which the Fund invests are reviewed by the Adviser. The Fund's investments are ordinarily based upon valuations provided to it by the Managers of such Portfolio Funds or, in many cases, the administrators of those Portfolio Funds. As a general principle, the fair valuation of an asset should reflect the amount that the Valuation Committee determines the Fund might reasonably expect to receive for the asset from the current sale of that asset in an arm's-length transaction, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, "Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

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A Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any unrelated business taxable income ("UBTI") to the Plan. See "Certain Tax Considerations."

THE FUND'S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF ITS AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

CERTAIN TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not U.S. persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as "capital assets" (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are encouraged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund qualifies as a RIC under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

As described below under "Investments in Passive Foreign Investment Companies," the Fund expects that a substantial portion, and possibly all of its gains from the Portfolio Funds will be treated as ordinary income.

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Distributions to Shareholders

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions that they receive from the Fund. Distributions of the Fund's income derived from the Portfolio Funds as well as gains from the disposition of the Portfolio Funds with respect to which the Fund has made a "mark-to-market" election will be taxable to Shareholders at ordinary income rates to the extent of the Fund's current and accumulated earnings and profits. Such distributions will generally be taxable to Shareholders as ordinary income regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund. It is expected that a substantial portion, and possibly all, of the Fund's distributions will be treated as ordinary income to its Shareholders.

The Fund may be able to make distributions of capital gains received from Portfolio Funds in which the Fund has made a "qualified electing fund" election as described in more detail below. Such distributions will generally be taxable to Shareholders as long-term capital gain regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund. A Shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions that he or she receives from the Fund, regardless of how long the Shareholder has held shares in the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders' tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

If the Fund receives distributions of "qualified dividend income" from the Portfolio Funds, it could potentially make distributions to Shareholders that are taxed at the same rates as long-term capital gains. The Fund does not expect that it will make distributions to Shareholders that are eligible for this reduced rate of taxation.

Shareholders are generally taxed on any ordinary income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to Shareholders of record of such month in January of the following year, then such amounts will be treated for tax purposes as having been distributed by the Fund and received by the Shareholders on December 31 of the year prior to the date of payment.

If the Fund receives qualifying dividends from its investments, it could potentially make distributions that are eligible for the 70% "dividends received deduction" for corporate Shareholders. The Fund does not expect that it will make distributions to Shareholders that are eligible for this deduction.

The Fund intends to distribute its ordinary income and capital gains at least once annually.

The Fund will inform Shareholders of the source and status of each distribution made in a given calendar year promptly after the close of such calendar year.

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S federal withholding tax at such lower rate as prescribed by applicable tax treaty, on distributions of the Fund's income derived from the Portfolio Funds. Each non-U.S. Shareholder must provide documentation to the Fund certifying its non-U.S. status.

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Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund's Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder's amount received and his or her adjusted tax basis in the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Investments in Passive Foreign Investment Companies

The Fund may purchase interests in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies ("PFICs"). The Fund elects to either "mark-to-market" the shares that it holds in PFICs at the end of each taxable year or make a "qualified electing fund" election (a "QEF election") with respect to such shares.

The Fund expects to make the "mark-to-market" election with respect to most of the Portfolio Funds. If the Fund makes such an election with respect to a PFIC, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark-to-market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling the PFIC or because of the "mark-to-market" adjustment described above, such loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses recognized with respect to the PFIC. To the extent that the Fund's loss with respect to the PFIC exceeds such limitation, the loss will generally be deferred until the disposition of the shares of the PFIC , at which point the loss will be treated as a capital loss. Although the Fund may only deduct capital losses in a given taxable year to the extent of capital gains, the Fund may carry forward remaining capital losses for up to eight years following the taxable year in which the loss was recognized. However, the Fund does not expect to generate significant capital gains from its investments.

As an alternative to the "mark-to-market election," in certain circumstances the Fund may be able make a QEF election with respect to the shares of a PFIC in which it owns shares. If the Fund makes a QEF election, then the Fund must include in income for each year its pro rata share of the PFIC's ordinary earnings and net capital gain, if any, for the PFIC's taxable year that ends with or within the taxable year of the Fund, regardless of whether or not distributions were received from the PFIC by the Fund. Losses of the PFIC would not pass through to the Fund on a current basis; however, the Fund may ultimately recognize such losses on a disposition of the shares of the PFIC. The Fund would generally recognize capital gain or loss on the sale, exchange, or other disposition of the shares of a PFIC with respect to which the Fund made a QEF election. Such gain or loss will be treated as long-term capital gain or loss if the Fund's holding period in the PFIC shares is greater than one year at the time of the sale, exchange or other disposition. In order for the Fund to make a QEF election, the PFIC must annually provide the Fund with certain information regarding the Fund’s share of the PFIC's net ordinary earnings and net long-term capital gain. The Fund may not be able to obtain such information from any Portfolio Fund. Therefore, there can be no assurance that the Fund will be able to make a QEF election with respect to any Portfolio Fund.

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By making the mark-to-market election or the QEF election, the Fund may be required to recognize income (which generally must be distributed to Shareholders) in excess of the distributions that it received from PFICs. Accordingly, the Fund may need to borrow money or dispose of its interests in the Portfolio Funds in order to make the required distributions.

If the Fund does not make the "mark-to-market" election or the QEF election, it would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its Shareholders.

Fund Tax Returns and Tax Information

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes. After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. Shareholders are generally taxable in their state of residence on their share of the Fund's income.

Information Reporting and Backup Withholding

Information returns generally will be filed with the Internal Revenue Service (the "IRS") in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the operations of the Fund, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible property taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

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In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with its overall investment plans.

PRIVACY POLICY OF THE FUND

The Fund is committed to maintaining the privacy of its current and former Shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share such information with select parties.

The Fund obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Fund receives from you or, if applicable, Selling Agents, on applications, forms or other documents; (ii) information about your transactions with the Fund, its affiliates or others; (iii) information the Fund receives from a consumer reporting agency; and (iv) your visits to the Fund’s or its affiliates' web sites.

The Fund does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former Shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service member accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Fund may share information with its affiliates or Selling Agents to service your account or to provide you with information about other products or services of the Adviser that may be of interest to you. In addition, the Fund restricts access to non-public personal information about its current and former Shareholders to those employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former Shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

INQUIRIES

Inquiries concerning the Fund and the Shares (including procedures for purchasing the Shares) should be directed to:

[name]

[address]

[phone]

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PART B

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [ ], 2014

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

CUBE THEMATIC ALTERNATIVES FUND

[____], 2014

180 Great Portland Street

London

W1W5QZ

+44 (0)20 7291 8180

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Cube Thematic Alternatives Fund dated ____, 2014. A copy of the Prospectus may be obtained by contacting the Fund at _________.

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TABLE OF CONTENTS

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INVESTMENT POLICIES AND PRACTICES

Cube Thematic Alternatives Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. Cube Capital Investment Management Limited (the “Adviser”), a United Kingdom limited liability company, serves as the Fund’s investment adviser.

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Fund’s Agreement and Declaration of Trust. A prospective investor and his or her advisors should carefully review the Agreement and Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions.

Fundamental Policies

The investment objective of the Fund is not a fundamental policy and may be changed without a Shareholder vote provided that Shareholders will be given written notice of such change prior to, or in connection with, the Fund's next tender offer. The Fund has, however, adopted certain fundamental investment restrictions which cannot be changed without the vote of a majority of such Fund's outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at a meeting of Shareholders, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

For the purpose of the Fund’s concentration policies, the Adviser considers the percentage of assets invested by the Portfolio Funds in particular industries. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets or resulting from corporate actions such as a reorganization, merger, liquidation or otherwise, unless otherwise stated in this Prospectus, will not constitute a deviation from the restriction or policy, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns or such corporate actions. Under the Fund’s fundamental investment restrictions, the Fund may not:

(1)	invest more than 25% of its total assets in the securities of issuers in any one industry, provided that securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. For purposes of this restriction, neither the Fund's investments in Portfolio Funds generally nor its investments in Portfolio Funds following the same general strategy (e.g., global macro and distressed securities) are deemed to be an investment in a single industry;

(2)	underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the 1933 Act in the sale of its own securities or in connection with the disposition of portfolio securities;

(3)	make loans to other persons, except that the acquisition of debt and other credit securities of all types or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities and enter into repurchase agreements, dollar rolls and similar transactions consistent with applicable law;

(4)	issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

(5)	purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law, and the Fund may invest in Portfolio Funds that invest in commodities, contracts on commodities and commodity-linked securities; and

(6)	purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities (i) directly or indirectly secured by real estate or interests therein, (ii) of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies or (iii) issued by Portfolio Funds that invest in real estate or interests therein, and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets.

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Portfolio Securities and Other Investments

As discussed in the Prospectus, the Fund’s investment objective is to generate long term capital appreciation while seeking to limit the risk of loss by maintaining a strategic and diversified portfolio of investments and funds. In order to achieve its investment objective, the Fund invests in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”) managed by third-party investment managers ("Managers") that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon and equity securities that are consistent with the investment ideas of the Managers. The Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies and equity securities that augment these strategies. The Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful.

Additional information regarding the types of securities and financial instruments in which the Adviser may invest the assets of the Fund and the Managers may invest the assets of the Portfolio Funds, and certain of the investment techniques that may be used by Managers, are set forth below.

Borrowing and Lines of Credit

The Fund may borrow money pursuant to a line of credit with a financial institution or other arrangement to purchase portfolio securities and for portfolio management purposes. Under the 1940 Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for the purpose of meeting redemption requests, for bridge financing of investments in Portfolio Funds or for cash management purposes) are not considered the use of investment leverage if (i) repaid within 90 days, (ii) not extended or renewed, and (iii) which are not in excess of 10% of the total assets of the Fund.

Commodities

The profitability of an investment in commodities depends on the ability of a Manager to analyze correctly the commodity markets, which are influenced by, among other things, changing supply and demand relationships, weather, changes in interest rates, trade policies, world political and economic events, and other unforeseen events. Such events could result in large market movements and volatile market conditions and create the risk of significant loss. A variety of possible actions by various government agencies can also inhibit profitability or can result in loss. In addition, activities by the major power producers can have a profound effect on spot prices which can, in turn, substantially affect derivative prices, as well as the liquidity of such markets. Moreover, investments in commodity and financial futures and options contracts involve additional risks including, without limitation, leverage (margin is usually only 5% to 15% of the face value of the contract and exposure can be nearly unlimited). The Commodity Futures Trading Commission and futures exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in particular commodity or financial futures contracts. All of the positions held by all accounts owned or controlled by the Portfolio Funds will be aggregated for the purposes of determining compliance with position limits. It is possible that positions held by the Portfolio Funds may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and profitability of the Portfolio Funds.

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Convertible Securities

Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio Fund is called for redemption or conversion, the Portfolio Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.

Counterparty Arrangements

In selecting counterparties to transactions in which the Portfolio Funds will engage, including but not limited to, currency hedging transactions and borrowings under lines of credit it may have in place, a Manager typically has the authority to and will consider a variety of factors in addition to the price associated with such transactions. Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty's facilities, reliability and financial responsibility. If a Manager determines that the counterparty's transaction costs are reasonable overall, the Portfolio Funds may incur higher transaction costs than they would have paid had another counterparty been used.

To the extent that the Portfolio Funds engage in principal transactions, including, but not limited to, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, they must rely on the creditworthiness of their counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions including swap contracts. In the event of the insolvency of a counterparty, the Portfolio Funds may not be able to recover their assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which they deal. A Manager will seek to minimize the Fund’s exposure to counterparty risk by entering into such transactions with counterparties a Manager believes to be creditworthy at the time they enter into the transaction. Certain transactions may require the Portfolio Funds to provide collateral to secure their performance obligations under a contract.

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Derivatives

Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by a Portfolio Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative and the portfolio of the Portfolio Fund as a whole. Derivatives permit a Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential effect on the performance of a Portfolio Fund. If a Portfolio Fund invests in derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Portfolio Fund or result in a loss. A Portfolio Fund also could experience losses if derivatives are poorly correlated with its other investments, or if the Portfolio Fund is unable to liquidate the position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Distressed Securities

Distressed securities are securities of issuers in weak financial condition, experiencing poor operating results, having substantial financial needs or negative net worth, facing special competitive or product obsolescence problems, or issuers that are involved in bankruptcy or reorganization proceedings. Investments of this type involve substantial financial and business risks that can result in substantial or total losses. The Portfolio Funds may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal of or interest on their portfolio holdings. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. Such investments also face the risk of the effects of applicable federal and state bankruptcy laws. In any reorganization or liquidation proceeding relating to a portfolio company, the Portfolio Funds may lose their entire investment or may be required to accept cash or securities with a value less than their original investment. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility and the spread between the bid and offer prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value. Such securities are also more likely to be subject to trading restrictions or suspensions. It is anticipated that some of the portfolio securities held by the Fund may not be widely traded, and that the Fund’s position in such securities may be substantial in relation to the market for those securities. The Managers' judgments about the credit quality of the issuer and the relative value of its securities may prove to be wrong.

Dollar Roll Transactions

Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio Fund sells securities becomes insolvent, the Portfolio Fund's right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon a Managers ability to predict correctly interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

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Emerging Market Securities

Investments in securities and currencies traded in various markets throughout the world, including emerging or developing markets are particularly speculative and entail all of the risks of investing in non-U.S. Investments but to a heightened degree. "Emerging market" countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Particularly in developing countries, laws governing transactions in securities, commodities, derivatives and securities indices and other contractual relationships are new and largely untested. Investments in emerging markets may, among other things, carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property, inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of developed markets, and lack of enforcement of existing regulations. Hence, it may be difficult to obtain and enforce a judgment in certain emerging countries. There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on the Portfolio Funds and their operations. In addition, certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. There is also the possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of investments in those countries. In addition, regulatory controls and corporate governance of companies in emerging markets confer little protection on minority shareholders. Anti-fraud and anti-insider trading legislation is often rudimentary. The concept of fiduciary duty to shareholders by officers and directors is also limited when compared to such concepts in developed markets. In certain instances management may take significant actions without the consent of shareholders and anti-dilution protection also may be limited. The typically small or relatively small size of markets for securities of issuers located in emerging market countries and the possibility of a low or non-existent volume of trading in those securities may also result in a lack of liquidity and increased price volatility of those securities, which may reduce the return on such investments.

Equity Securities

The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Equity securities fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

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Fixed Income Securities

The value of fixed income securities can be affected by the credit quality of the issuer and interest rate fluctuations. When interest rates decline, the value of fixed rate securities can be expected to rise. Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline. Recent adverse conditions in the credit markets may cause interest rates to rise. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of floating rate securities (due to the fact that rates only reset periodically), the values of these securities are substantially less sensitive to changes in market interest rates than fixed rate instruments. Fluctuations in the value of the Portfolio Funds’ securities will not affect interest income on existing securities, but will be reflected in the Portfolio Funds' NAV. The Portfolio Funds may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Portfolio Funds' exposure to interest rate risk, although there is no assurance that they will do so or that such strategies will be successful.

The prices of fixed-income securities which may be held by the Portfolio Funds tend to be sensitive to interest rate fluctuations and unexpected fluctuations in interest rates could cause the corresponding prices of the long and short portions of a position to move in directions which were not initially anticipated. Interest rates are highly sensitive to factors beyond the Managers' control, including, among others, governmental monetary and tax policies and domestic and international economic and political conditions. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may be expected to affect adversely the Portfolio Funds' liquidity and operating results. In addition, interest rate increases generally will increase the interest carrying costs to the Fund of borrowed securities and leveraged investments or the cost of leverage for the Portfolio Funds. Furthermore, to the extent that interest rate assumptions underlie the hedging of a particular position, fluctuations in interest rates could invalidate those underlying assumptions and expose the Portfolio Funds to losses.

Foreign Currency

The Portfolio Funds may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Because the Portfolio Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Portfolio Funds' NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but are not required to, elect for the Portfolio Funds to seek to protect themselves from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

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Foreign Securities

Securities of non-U.S. issuers and the governments of non-U.S. countries involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Portfolio Funds' investment opportunities. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company. There is also less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S. With respect to certain countries, there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Fund’s investments in those countries. Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. A Portfolio Fund's investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce the Portfolio Fund's returns.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Investment in sovereign debt obligations of non-U.S. governments involves additional risks not present in debt obligations of corporate issuers and the U.S. government. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor's willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which the sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issuers.

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Managers do not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

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The Portfolio Funds may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Portfolio Funds will be investing, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested.

Forward Contracts

Forward contracts are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Portfolio Funds may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving the Portfolio Funds' obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by the Portfolio Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Manager anticipates purchasing or selling a foreign security. For example, this technique would allow a Portfolio Fund to "lock in" the U.S. dollar price of the security for the Portfolio Fund. Forward contracts may also be used to attempt to protect the value of the Portfolio Funds' existing holdings of foreign securities. Forward contracts may also be used for non-hedging purposes to pursue the Portfolio Funds' investment objective, such as when Managers anticipate that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Funds' portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

Futures

In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500SM Index (S&P 500®). Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

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High Yield Securities

High yield securities are particularly risky investments that also may offer the potential for correspondingly high returns. As a result, the Portfolio Funds may lose all or substantially all of their investment in any particular instance, which would have an adverse effect on the Fund and its Shareholders. In addition, there is no minimum credit standard which is a prerequisite to the Portfolio Funds' acquisition of any security, and the debt securities in which the Portfolio Funds are permitted to invest may be less than investment grade and may be considered to be "junk bonds." Securities in the non-investment grade categories are subject to greater risk of loss of principal and interest than higher rated securities and may be considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They may also be considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Adverse publicity and negative investor perception about these lower-rated securities, whether or not based on an analysis of the fundamentals with respect to the relevant issuers, may contribute to a decrease in the value and liquidity of such securities. In addition, because investors generally perceive that there are greater risks associated with non-investment grade securities, the yields and prices of such securities may fluctuate more than those for higher-rated securities. The market for non-investment grade securities may be smaller and less active than that for higher-rated securities, which may adversely affect the prices at which these securities can be sold. In addition, the Portfolio Funds may invest in debt securities which may be unrated by a recognized credit rating agency which are subject to greater risk of loss of principal and interest than higher-rated debt securities.

Securities in which the Portfolio Funds may invest may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by all or substantially all of the issuer's assets. Moreover, the Portfolio Funds may invest in debt securities which are not protected by financial covenants or limitations on additional indebtedness. The Portfolio Funds may therefore be subject to credit, liquidity and interest rate risks. In addition, evaluating credit risk for debt securities involves uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult. Also, the market for credit spreads is often inefficient and illiquid, making it difficult to hedge such risk or to calculate accurately discounting spreads for valuing financial instruments.

Illiquid Investments

Investments held by the Portfolio Funds may be or become illiquid which may affect the ability of the Portfolio Funds to exit such investments and the returns made by the Portfolio Funds. Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities. Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors. Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange. It is also possible that a governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded. A suspension could render it difficult for the Portfolio Funds to liquidate positions and thereby might expose the Portfolio Funds to losses.

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The market prices, if any, for such illiquid investments tend to be volatile and may not be readily ascertainable and the Portfolio Funds may not be able to sell them when they desire to do so or to realize what they perceive to be their fair value in the event of a sale. Because of valuation uncertainty, the fair values of such illiquid investments reflected in the NAV of the Portfolio Funds attributable to such investment may not necessarily reflect the prices that would actually be obtained by the Portfolio Funds when such investments are realized. If the realization occurs at a price that is significantly lower than the NAV attributable to such investment, the Portfolio Funds will suffer a loss. Moreover, securities in which the Portfolio Funds may invest include those that are not listed on a stock exchange or traded in an over-the-counter market. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. The size of the Portfolio Funds' position may magnify the effect of a decrease in market liquidity for such instruments. Changes in overall market leverage, deleveraging as a consequence of a decision by the counterparties with which the Portfolio Funds enter into repurchase/reverse repurchase agreements or derivative transactions to reduce the level of leverage available, or the liquidation by other market participants of the same or similar positions, may also adversely affect the Portfolio Funds' portfolio.

The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Portfolio Funds may encounter substantial delays in attempting to sell non-publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In some cases, the Fund may be contractually prohibited from disposing of investments for a specified period of time. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded.

Insolvency Considerations with Respect to Issuers of Indebtedness

Various laws enacted for the protection of creditors may apply to indebtedness in which the Portfolio Funds invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness in which the Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which the Fund invests, payments made on such indebtedness could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Portfolio Fund to which such payments were made.

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Material, Non-Public Information

From time to time, the Managers may come into possession of confidential or material, non-public information that would limit the ability of the Portfolio Funds to acquire or dispose of investments held by the Portfolio Funds. The Portfolio Funds' investment flexibility may be constrained as a consequence of the inability of a Manager to use such information for investment purposes. Moreover, a Manager may acquire confidential or material, non-public information or be restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Manager would otherwise take such an action.

Mortgage-Backed Securities

Mortgage-backed securities are mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBS") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities.

The Portfolio Funds may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Portfolio Funds may invest in other asset-backed securities that have been offered to investors.

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New Issue Investments

The rules of Financial Industry Regulatory Authority ("FINRA") regulate securities firms' activities related to the sale of "new issues" (as defined under applicable FINRA rules) to investment funds if "restricted" persons (generally, people engaged in the securities industry) hold beneficial interests in such investment funds. As a result, to comply with FINRA Rules, where the Portfolio Funds participate in new issues, the Portfolio Funds may only invest where restricted persons' participation in the gains or losses from such investments is limited. Alternatively, the Portfolio Funds may, in the Managers' absolute discretion, elect not to participate in new issues. As a result, all of the Shareholders would be unable to participate in profits attributable to investments in new issues, even where certain Shareholders would not otherwise be so restricted.

Options

By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a Futures Commission Merchant for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

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Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Private Securities

There are special risks associated with investing in preferred securities, including:

•	Deferral: Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Portfolio Funds own a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•	Subordination: Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity: Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	Limited Voting Rights: Generally, preferred security holders (such as the Portfolio Funds) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

•	Special Redemption Rights: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Portfolio Funds.

•	New Types of Securities: From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. Since the market for these instruments would be new, the Portfolio Funds may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

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Private Equity

Investing in private equity investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. The Fund may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of its interests in a private equity fund, nor may the Fund withdraw from such fund, without the consent of the general partner of the fund, which consent may be withheld in the general partner's sole discretion. Attractive investment opportunities in private equity may occur only periodically, if at all. Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing. Securities issued by private partnerships may be more illiquid than securities issued by other Portfolio Funds generally, because the partnerships' underlying investments tend to be less liquid than other types of investments. Investing in private equity investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. The Fund may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of their interests in a private equity fund, nor may the Fund withdraw from such fund, without the consent of the general partner of the fund, which consent may be withheld in the general partner's sole discretion. Attractive investment opportunities in private equity may occur only periodically, if at all. Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing.

Real Estate

The residential housing sector in the United States has been under considerable pressure during the past several years with home prices nationwide down significantly on average. Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average. Accordingly, the recent instability in the credit markets may adversely affect the price at which Real Estate Investment Trusts ("REITs") and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market during the investment period, thereby reducing the Fund’s investment opportunities. Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Fund and reduce the value of the underlying properties.

REITs and real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some REITs and real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT or a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other investment funds generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments.

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Repurchase Agreements

Repurchase agreements are agreements under which the Fund or a Portfolio Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund or Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund or Portfolio Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund or Portfolio Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund or a Portfolio Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Fund's a Portfolio Fund's investment portfolio. The Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest.

Securities Lending

The Portfolio Funds may lend their portfolio securities to brokers, dealers and financial institutions. In general, these loans will be secured by collateral (consisting of cash, government securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Portfolio Funds would be entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities. Lending portfolio securities results in income to the Portfolio Funds.

Swaps

Swap agreements include equity, interest rate, index, currency rate, total return and other types of agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Portfolio Funds' exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

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Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap.

A Portfolio Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

When-Issued and Forward Commitment Securities

"When-issued" basis and may purchase or sell securities on a "forward commitment" basis for hedging or speculative purposes are transactions involve a commitment by the Portfolio Funds to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Funds. When-issued securities and forward commitments may be sold prior to the settlement date. If the Portfolio Funds dispose of their right to acquire a when-issued security prior to their acquisition or dispose of their right to deliver or receive against a forward commitment, they may incur a gain or loss.

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REPURCHASES OF SHARES

Repurchase Offers

As discussed in the Prospectus, offers to repurchase Shares are made by the Fund at such times and on such terms as may be determined by the Fund's Board of Trustees (the "Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Shares from shareholders of the Fund ("Shareholders") pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser. The Board also will consider various factors, including but not limited to those listed in the Prospectus, in making its determinations.

The Fund's Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders of the Fund. When the Fund's Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder of the Fund by mail or through an advertisement published in a newspaper describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their Shares (which is calculated once a month at month-end) from State Street Bank and Trust Company, the administrator for the Fund, during such period. If a repurchase offer is oversubscribed by Shareholders, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Payment for repurchased Shares may require the Fund to liquidate some of its portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Fund's Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

As noted in the Prospectus, the Agreement and Declaration of Trust grants the Board the authority to repurchase the Shares, or any portion of them, of a Shareholder or any person acquiring Shares from or through a Shareholder, without consent or other action by the Shareholder or other person, if the Board in its sole discretion determines that:

•	the Shares had been transferred or vested in any person in violation of the Fund's Agreement and Declaration of Trust;

•	ownership of the Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;

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•	continued ownership of the Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•	ownership of the Shares by the Shareholder would cause the Fund to be subject to additional regulatory or compliance requirements imposed by laws other than the 1933 Act, the Securities Exchange Act of 1934 or the 1940 Act; or

•	if such repurchase would be in the best interest of the Fund, including without limitation in connection with the liquidation or termination of the Fund.

In the event that the Board determines that the Fund should, without the additional consent of the Shareholder, repurchase the Shares of such Shareholder, or any person acquiring Shares from or through the Shareholder, such repurchases will be subject to the following repurchase procedures unless otherwise determined by the Board from time to time:

•	If the Board elects to offer to repurchase Shares in the Fund, the Fund will send each Shareholder a tender offer or publish a summary advertisement in a newspaper that explains the terms and conditions of the tender offer. This tender offer will be sent to Shareholders or published at least 20 Business Days prior to the date on which the Shareholder must notify the Fund that the Shareholder has elected to tender Shares to the Fund.

•	A Shareholder choosing to tender Shares for repurchase must do so within the Notice Date Period, which generally will be between 115 to 95 calendar days prior to the Valuation Date, which is generally expected to be the last Business Day of March, June, September or December. Shares or portions of them will be valued as of the Valuation Date. This means, for example, that the Notice Date Period for a tender offer having a December 31 Valuation Date would be between September 7 and September 27.

•	Promptly after the Notice Date Period, the Fund will issue to each Shareholder whose Shares (or portion of them) have been accepted for repurchase a repurchase instrument (the "Repurchase Instrument"), which will be held by an agent of the Fund, entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date (the "Payment Amount"), of the repurchased Shares.

•	The Repurchase Instrument will be non-interest bearing, non-transferable and non-negotiable. A Shareholder who receives a Repurchase Instrument (the "Payee") shall retain all rights, with respect to tendered Shares, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date. Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a Shareholder of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Fund's Agreement and Declaration of Trust. For purposes of calculating the value of the repurchased Shares, the amount payable to the Payee will take into account and include all Fund income, gains, losses, deductions and expenses that the Payee would have been allocated for tax and book purposes had the Payee remained the owner of the repurchased Shares until the Valuation Date. If the Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Fund is liquidated or dissolved and the value of the repurchased Shares will be calculated in accordance with the foregoing sentence.

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•	The initial payment (the "Initial Payment") with respect to the Repurchase Instrument will be made in an amount equal to 100% of the estimated value of the Repurchase Instrument (or portion thereof), determined as of the last business day of the quarter in which the Notice date period took place. The Initial Payment will be made as of the later of (1) approximately the 35th day after the Valuation Date, or (2) in the sole discretion of the Board of the Fund, if the Fund had requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Shares, within ten Business Days after the Fund has received at least 90% of the aggregate amount so requested to be withdrawn by the Fund from the Portfolio Funds.

•	The second and final payment (the "Final Payment") is expected to be in an amount equal to the excess, if any, of (1) the value of the Repurchase Instrument (or portion thereof), determined as of the Valuation Date based upon the results of the annual audit of the Fund's financial statements for the fiscal year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment. The Adviser anticipates that the annual audit of the Fund's financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

•	Although the amounts required to be paid by the Fund under the Repurchase Instrument will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The Fund intends to make an in-kind payment only under the limited circumstance where the Fund receives an in-kind distribution from Portfolio Funds of securities listed on a national securities exchange that the Fund cannot liquidate itself prior to making the distribution.

Transfers of Shares

A Shareholder may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation through any swap, structured note or any other derivative transaction) of all or any of its Shares, including, without limitation, any portion of an Share (such as a right to distributions), to any person (collectively a "Transfer" and each a "Transferee"), except for a Transfer that is effected solely by operation of law pursuant to the death, bankruptcy or dissolution of such Shareholder or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. No assignee, purchaser or Transferee may be admitted as a substitute Shareholder, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion. No Transfer will be permitted unless the Board of the Fund concludes that such Transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation for U.S. federal income tax purposes. Any Transfer made or purported to be made that is in violation of the Fund's Agreement and Declaration of Trust shall be void and of no effect. To the extent any Shareholder, Transferee or successor Shareholder is purported to have transferred any economic interest in the Fund in violation of such Fund's Agreement and Declaration of Trust, the Fund shall not recognize such action and the Board may terminate all or any part of the Share of such Shareholder, Transferee or successor Shareholder at no value or such value as the Board determines in its sole and absolute discretion and the Shareholder, Transferee or successor Shareholder will forfeit all or such portion of its capital account in connection with such termination as determined by the Adviser in connection therewith.

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With respect to a Repurchase Instrument or a Compulsory Repurchase Instrument, a Shareholder may not Transfer all or any portion of the Repurchase Instrument or the Compulsory Repurchase Instrument to any person, except for a Transfer that is effected solely by operation of law pursuant to the death, bankruptcy or dissolution of the Shareholder or a Transfer that is effected with the written consent of the Board, which consent may be given or withheld in the Board's sole and absolute discretion.

The Board has delegated its decision making authority on Transfers to officers of the Fund and the Adviser. However, such delegation is subject to revocation by the Board at any time.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund's Board has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations. Any vacancy on the Board may be filled by the remaining Trustees of such Board, except to the extent the 1940 Act requires the election of Trustees by the shareholders. There are [five] Trustees on the Board, a majority of whom are Independent Trustees. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company organized as a corporation and registered under the 1940 Act. To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, any person, including without limitation, the officers of the Fund, the Adviser or any committee of a Board. Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for Shares as members, subject to the eligibility requirements described in this Prospectus.

Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement age as established by the Board or in the event of death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office. The Board appoints officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have a balanced and diverse experience, qualifications, attributes, and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders.

The table below shows, for each Trustee and executive officer, his or her full name, year of birth, the position held with the Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other public directorships held by such Trustee. The business address of the Fund is ________.

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Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office(2)and Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications(3)	Number of Funds in the Fund Complex Overseen by Trustee	Other Public Company Directorships Held by Trustee in the Past Five Years
INDEPENDENT TRUSTEES
______ [YOB]	Trustee	Since 2014	[Bio].	1	None
_______ [YOB]	Trustee	Since 2014	[Bio].	1	None
__________ [YOB]	Trustee	Since 2014	[Bio].	1	None
__________ [YOB]	Trustee	Since 2014	[Bio].	1	None
INTERESTED TRUSTEE(4)
__________ [YOB]	Trustee Chairman and President	Since 2014	[Bio].	1	None

(1)	The address for each of the Fund’s Trustees is c/o Cube Capital Investment Management Limited, 180 Great Portland Street, London W1W 5QZ.

(2)	Trustees serve until their resignation, removal or death.

(3)	The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

(4)	[____] is an "interested person," as defined in the 1940 Act, of the Fund based on her position with Cube Capital Investment Management Limited and its affiliates.

Name and Year of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
_______ [YOB]	Treasurer	Since 2014	[Bio].
_______ [YOB]	Chief Compliance Officer	Since 2014	[Bio].
________ [YOB]	Secretary	Since 2014	[Bio].

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Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Family of Registered Investment Companies
Independent Trustees
_______	$0	$0
_______	$0	$0
_______	$0	$0
Interested Trustee
______	$0	$0

The Board of the Fund operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund, and Fund’s Shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board has established two standing committees: (1) Audit Committee and (2) Governance and Nominating Committee. The Audit Committee and the Governance and Nominating Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further below.

The Board has an Audit Committee comprised of _____, _______ and __________, each of whom is an Independent Trustee. The primary purposes of the Board's Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm, and the Fund’s compliance with legal and regulatory requirements. The Audit Committees review the scope of the Fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committees approve, and recommend to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firms. The Audit Committees also approve all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firms to its manager or advisor and any affiliated service providers if the engagement relates directly to the Fund's operations and financial reporting of the Fund.

The Board has a standing Governance and Nominating Committee. The Governance and Nominating Committee is comprised of ______, ________ and ________, each of whom is an Independent Trustee. The Governance and Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board, scheduling and organization of Board meetings, evaluating the structure and composition of the Board and determining compensation of the Fund’s Independent Trustees. The Governance and Nominating Committee may consider nominees recommended by a Shareholder. A Shareholder who wishes to recommend a nominee should send recommendations to the Fund’s Secretary and must include:

•	The name of the Shareholder and evidence of the person's ownership of Shares in the Fund, including the number of Shares owned and the length of time of ownership; and

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•	The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Fund and the person's consent to be named as a Trustee if selected by the Governance and Nominating Committee and nominated by the Board.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a trustee if elected. The Shareholder's recommendation and information described above must be sent to Cube Thematic Alternatives Fund, _________.

Leadership Structure and Risk Management Oversight

[The Board has chosen to select the same individual as Chairman of the Board of the Fund and as President of the Fund. Currently, _______, an Interested Trustee, serves as Chairman of the Board and President of the Fund. The Board believes that this leadership structure is appropriate since _______ provides the Board with insight regarding the Fund’s day-to-day management and overall operations which assist ___ in ___ role as Chairman of the Board. The Board does not have a lead Independent Trustee.]

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risk, among others. The Board oversees these risks as part of its broader oversight of the Fund’s affairs through various Board and committee activities. The Board has delegated management of the Fund to service providers who are responsible for the day-to-day management of risks applicable to the Fund. The Board oversees risk management for the Fund in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the Fund, detailing the results of the Fund’s compliance with their Board-adopted policies and procedures, the investment policies and limitations of the portfolios, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting the Fund with the Board, soliciting the Board's input on many aspects of management, including potential risks to the Fund. The Board's Audit Committee also receives reports on various aspects of risk that might affect the Fund and offers advice to management, as appropriate. The Trustees also meet in executive session with Board counsel, counsel to the Fund, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board helps to establish risk management parameters for the Fund, which are effected on a day-to-day basis by service providers to the Fund.

Summary of Trustees’ Qualifications. Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Board.

[Bios].

Independent Trustee Ownership of Securities

As of [____], 2014, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Adviser or the Distributor, or an entity controlling, controlled by or under common control with the Adviser or the Distributor (not including registered investment companies).

As of [_____], 2014, as a group, Trustees and officers owned less than 1% of the outstanding Shares in the Fund.

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Compensation of Trustees and Officers

Each Independent Trustee receives an annual retainer fee of [$____] for serving the Fund. Compensation for serving as an Independent Trustee for any part of a year will be prorated.

The Fund also reimburses Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending Board meetings. The Interested Trustee receives no compensation or expense reimbursement from the Fund for his/her services as Trustee.

Control Persons and Principal Holders of Shares

As of [___], 2014, the Adviser owned [__]% of the Fund’s shares.

Advisory Agreement

The Advisory Agreement provides that the Fund will pay a monthly management fee in arrears calculated at an annual rate equal to ____% of the net assets of the Fund as of the last day of each month.

The Board met on [____], 2014 and received information relating to the Advisory Agreement derived from a number of sources and covering a range of issues. At the meeting, the Board, including a majority of the Independent Trustees, unanimously voted to approve the Advisory Agreement with Cube Capital Investment Management Limited.

The Fund has entered into an Expense Limitation Agreement in which the Adviser has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below ___%, excluding amortization of organizational costs and acquired fund fees and expenses of the Fund's average net assets until ____. Expenses borne by the Adviser are subject to reimbursement by the Fund up to three years from the date the Adviser paid the expense, but no reimbursement will be made by the Fund at any time if it would result in its covered expenses exceeding the Expense Cap. Expenses covered by the Expense Cap include all of the Fund's expenses other than: (i) Acquired Fund Fees and Expenses, (ii) any taxes paid by the Fund, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses incurred by a Portfolio Fund, (iv) Amortization of organizational costs, (v) dividends on short sales, if any, and (vi) any extraordinary expenses not incurred in the ordinary course of the Fund's business (litigation expenses , taxes, interest expenses, and brokerage expenses ).

If within three years following a waiver or reimbursement, the operating expenses of the Fund that previously received a waiver or reimbursement from the Adviser is less than the expense limit for the Fund, the Fund is required to repay the Adviser up to the amount of fees waived or expenses reimbursed under the agreement.

The Advisory Agreement will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund’s Board or the vote of a majority of the securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without the payment of any penalty, by the applicable Fund (upon the vote of a majority of such Fund's Board or a majority of the outstanding voting securities of such Fund) or by the Adviser, upon 60 days' written notice by a party to the other parties, which notice can be waived by the non-terminating parties. The Advisory Agreement will also terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder).

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The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations thereunder, the Adviser is not liable to the Fund or any of the Fund’s shareholders for any act or omission by the Adviser in the supervision or management of their respective investment activities or for any loss sustained by the Fund or the Shareholders and provides for indemnification by the Fund of the Adviser under the Advisory Agreement and its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

The Adviser will devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund. However, the services of the Adviser are not exclusive, and the Adviser provides similar services to other investment companies and other clients and may engage in other activities.

The Sub-Adviser acts as servicing agent to the Fund ("Servicing Agent"), whereby it provides or procures certain investor servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Fund. The Servicing Agent may, in turn, retain certain parties to act as sub-servicing agents to assist with investor servicing and administrative assistance. The Fund compensates the Servicing Agent for providing or procuring these services and, when the Servicing Agent employs sub-servicing agents, the Servicing Agent compensates such sub-servicing agents out of its own resources.

Portfolio Manager Compensation

Scott Gibb has significant day-to-day duties in the management of the Fund, including providing analysis and recommendations on asset allocation and Portfolio Fund selection. Mr. Gibb owns equity interests in the Adviser, which pays him a base salary and he may receive a bonus, and the Adviser is obligated to make distributions of profits to Mr. Gibb, as well as the other members, on an annual basis.

Other Accounts Managed by the Portfolio Manager

The Portfolio Manager, who is primarily responsible for the day-to-day management of the Fund, also manages other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of [___], 2014: (i) the number of other pooled investment vehicles and other accounts managed by the Portfolio Manager and the total assets of such vehicles and accounts; and (ii) the number and total assets of such vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number	Total Assets (billions)	Number	Total Assets (billions)	Number	Total Assets (billions)
Scott Gibb		$		$		$

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	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)
Scott Gibb		$		$		$

CONFLICTS OF INTEREST

The Adviser engages in other activities including managing the assets of various private funds and institutional accounts. In the ordinary course of business, the Adviser engages in activities in which the Adviser's interests or the interests of its clients may conflict with the interests of the Fund or its Shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Adviser can give no assurance that any conflicts of interest will be resolved in favor of the Fund or its Shareholders.

Transactions by the Adviser — The Adviser may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Fund. Such an opportunity could include a business that competes with the Fund or a Portfolio Fund in which the Fund has invested or proposes to invest.

From time to time, the Adviser may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Fund. Due to the conflicts of interest involved and in accordance with applicable law, the Adviser will not make any investment for the Fund in any Portfolio Fund that is managed by an affiliate of the Adviser. Accordingly, there may be investments that are unavailable to the Fund due to the manager's affiliation with the Adviser. Further, in the event that the Adviser acquires a business or investment manager that is a manager of any Portfolio Fund, the Adviser may need to liquidate any investment by the Fund in a Portfolio Fund managed by such affiliated investment manager.

In addition, the Adviser may have other relationships with Portfolio Funds or Managers which may not result in the Adviser directly or indirectly controlling, being controlled by, or being under common control with, such Portfolio Funds or Managers. These relationships may include distribution or intermediary relationships with Portfolio Funds, strategic or principal investments in Portfolio Funds or their Managers, or other contractual relationships. To the extent permitted by applicable law, it is possible that the Fund may invest in one or more such Portfolio Funds or with one or more such Managers. In such circumstances, the management fee and the incentive fee charged by any such Portfolio Fund or Manager may still apply.

The Adviser's Asset Management Activities — The Adviser conducts a variety of asset management activities, including sponsoring unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Adviser's investment management activities may present conflicts if the Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

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Voting Rights in Portfolio Funds — From time to time, a Portfolio Fund may seek the approval or consent of its investors in connection with certain matters relating to the Portfolio Fund. In such a case, the Adviser has the right to vote in its sole discretion the Fund’s interest in the Portfolio Fund. The Adviser considers only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Adviser and its affiliates, on the one hand, and the Managers and affiliates of the Portfolio Funds, on the other hand, other than as a result of the Fund’s investment in a Portfolio Fund. As a result of these existing business relationships, the Adviser may face a conflict of interest acting on behalf of the Fund and its Shareholders.

Portfolio Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of the Portfolio Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may need to hold its interest in a Portfolio Fund in non-voting form. Additionally, in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Portfolio Fund. This limitation on owning voting securities is intended to ensure that a Portfolio Fund is not deemed an "affiliated person" of the Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Fund and other clients of the Adviser. To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interest in a Portfolio Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. Other Portfolio Funds or accounts managed by the Adviser may also waive their voting rights in a particular Portfolio Fund. Subject to the oversight of the Fund’s Board, the Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Adviser in the particular Portfolio Fund. These voting waiver arrangements may increase the ability of the Fund to invest in certain Portfolio Funds. However, to the extent the Fund contractually foregoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of the interestholders of the Portfolio Fund, including matters adverse to the Fund’s interests. This restriction could diminish the influence of the Fund in a Portfolio Fund, as compared to other investors in the Portfolio Fund (which could include other Portfolio Funds or accounts managed by the Adviser, if they do not waive their voting rights in the Portfolio Fund), and adversely affect the Fund’s investment in the Portfolio Fund, which could result in unpredictable and potentially adverse effects on Shareholders. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of a Portfolio Fund. In these circumstances, transactions between the Fund and a Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Client Relationships — The Adviser and its affiliates may have relationships with sponsors and managers of Portfolio Funds, corporations and institutions. In providing services to its clients and the Fund, the Adviser may face conflicts of interest with respect to activities recommended to, or performed for, such clients, on the one hand, and the Fund, the Shareholders and/or the Portfolio Funds, on the other hand. The Adviser may also face conflicts of interest in connection with any purchase or sale transactions involving an investment by the Fund, whether to or from a client of the Adviser, and in connection with the consideration offered by, and obligations of, such client of the Adviser in such transactions. In such cases, the Adviser will owe fiduciary duties to the client of the Adviser that may make the Adviser's interest adverse to that of the Fund. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

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Diverse Membership; Relationships with Shareholders — The Shareholders may include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Shareholders may relate to or arise from, among other things, the nature of investments made by the Fund and/or Portfolio Funds, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund’s investments and other factors may result in different returns being realized by different Shareholders. Conflicts of interest may arise in connection with decisions made by the Adviser, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one Shareholder than for another Shareholder, especially with respect to Shareholders' individual tax situations. In selecting Portfolio Funds for the Fund, the Adviser considers the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any Shareholder individually.

Brokerage Activities — The Adviser will be authorized to engage in transactions in which it acts as a broker for the Fund and for another person on the other side of the transaction. In any such event, the Adviser may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. The Adviser may also act as agent for the Fund, Portfolio Funds and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Fund, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Fund sold its securities separately from the Adviser's other clients.

Related Funds — Conflicts of interest may arise for the Adviser in connection with certain transactions involving investments by the Fund in Portfolio Funds, and investments by other funds advised by the Adviser, or sponsored or managed by the Adviser, in the same Portfolio Funds. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Adviser or any of its affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Adviser or an affiliate may determine that an investment in a Portfolio Fund is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Adviser, one of its affiliates, or the clients of either have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund’s ability to invest in a particular Portfolio Fund.

Management of the Fund — Personnel of the Adviser or its affiliates will devote such time as the Adviser, the Fund and its affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers, principals, and employees of the Adviser and its affiliates will also work on other projects for the Adviser and its other affiliates (including other clients served by the Adviser and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

CONFLICTS OF INTEREST RELATING TO THE MANAGERS

The Adviser anticipates that each Manager will consider participation by the applicable Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Manager for other portfolio funds and accounts managed by the Manager ("Manager Accounts") that pursue investment programs similar to that of the applicable Portfolio Fund or the Fund. However, there can be no guarantee or assurance that a Manager will follow such practices or that a Manager will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which a Manager will cause its Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Manager will commit assets of the Portfolio Fund. Circumstances may also arise under which a Manager will consider participation by its Manager Accounts in investment opportunities in which the Manager intends not to invest on behalf of the Portfolio Fund, or vice versa.

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Situations may occur where the Fund could be disadvantaged by investment activities conducted by the Manager for the Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken by Portfolio Funds in which the Fund and/or Manager Accounts participate (collectively, "Co-Investors" and, individually, a "Co-Investor"), limiting the size of the Portfolio Fund's position; (2) legal prohibitions on the Co-Investors' participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

A Manager may from time to time cause Portfolio Funds to effect certain principal transactions in securities with one or more Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Manager determined it was appropriate for the Portfolio Fund to purchase and a Manager Account to sell, or the Portfolio Fund to sell and the Manager Account to purchase, the same security or instrument on the same day.

Each Manager, its affiliates and their principals, partners, directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Portfolio Funds, and may have conflicts of interest with respect to investments made on behalf of Portfolio Funds in which the Fund participates. As a result of different trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, employees and affiliates of the Manager that are the same as, different from or made at different times than positions taken for the Portfolio Fund in which the Fund participates. Future investment activities of the Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Fund and its Shareholders.

Managers or their affiliates may from time to time provide investment advisory or other services to private portfolio funds and other entities or accounts managed by the Manager or its affiliates. In addition, Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Manager) may provide to one or more Manager Accounts.

CODES OF ETHICS

Each of the Fund, the Adviser and the Distributor has adopted a code of ethics (the "Code of Ethics") in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities of Portfolio Funds that may be purchased or held by the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC's website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

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Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov , or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted proxy voting policies and procedures pursuant to which the Board may delegate the voting of proxies for the Fund's portfolio securities to the Adviser pursuant to the Adviser' proxy voting guidelines. Under these guidelines, the Adviser will vote proxies related to the Fund’s portfolio securities in the best interests of the Fund and its Shareholders. A copy of the Adviser's proxy voting policy is attached as Appendix A to this Statement of Additional Information. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio will be available upon request (1) by calling ____ and (2) on the SEC's website at http://www.sec.gov.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, "Plans") should consider, among other things, the matters described below before determining whether to invest in a Fund.

A Plan fiduciary considering an investment in a Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See "Certain U.S. Federal Income Tax Considerations."

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the ERISA Plan's governing instruments, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the relevant Fund's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (See "Certain U.S. Federal Income Tax Considerations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in a Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, the Adviser is not a fiduciary within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Shareholder in the Fund, solely by reason of the Plan's investment in the Fund.

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Certain prospective investors may currently maintain relationships with the Adviser in which the Fund invests, or with other entities that are affiliated with the Adviser. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the relevant provisions of the Code prohibit the use of Plan assets for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code and fiduciaries of such Plans should not permit an investment in the Fund with plan assets if the Adviser or their affiliates perform or have investment powers over such assets, unless an exemption from the prohibited transaction rules apply with respect to such purchase.

The Fund requires Plan fiduciaries proposing to invest in the Fund to certify that (a) the investment by such Plan interest holder in the Fund is prudent for the Plan (taking into account any applicable liquidity and diversification requirements of ERISA); (b) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan's governing plan documents; (c) none of the Adviser nor any of its affiliates (including, without limitation, any of the Related Parties) has acted as a fiduciary under ERISA with respect to such purchase; (d) no advice provided by the Adviser or any of its affiliates (including, without limitation, any of the Related Parties) has formed a primary basis for any investment decision by such Plan interest holder in connection with such purchase; and (e) the purchase, holding and disposition of the interest in the Fund will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of other law for which an exemption is not available.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above, but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND'S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISORS OR ANY OF THEIR AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

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CERTAIN TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as "capital assets" (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are encouraged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this registration statement regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund currently qualifies as a regulated investment company (a "RIC") under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98.2% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

As described below under "Investments in Passive Foreign Investment Companies," the Fund expects to be taxed largely at ordinary income rates on gains from the Portfolio Funds.

Distributions to Shareholders

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions that they receive from the Fund. Distributions of the Fund's income derived from the Portfolio Funds as well as gains from the disposition of the Portfolio Funds with respect to which the Fund has made a "mark-to-market" election will be taxable to Shareholders at ordinary income rates to the extent of the Fund's current and accumulated earnings and profits. Such distributions will generally be taxable to Shareholders as ordinary income regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund. It is expected that a substantial portion, and possibly all, of the Fund's distributions will be treated as ordinary income to its Shareholders.

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The Fund may be able to make distributions of capital gains received from Portfolio Funds in which the Fund has made a "qualified electing fund" election as described in more detail below. Such distributions will generally be taxable to Shareholders as long-term capital gain regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund. A Shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions that he receives from the Fund, regardless of how long the Shareholder has held shares in the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders' tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

If the Fund receives distributions of "qualified dividend income" from the Portfolio Funds, it could potentially make distributions to Shareholders that are taxed at the same rates as long-term capital gains. The Fund does not expect that it will make distributions to Shareholders that are eligible for this reduced rate of taxation.

Shareholders are generally taxed on any ordinary income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to Shareholders of record of such month in January of the following year, then such amounts will be treated for tax purposes as having been distributed by the Fund and received by the Shareholders on December 31 of the year prior to the date of payment.

If the Fund receives qualifying dividends from its investments, it could potentially make distributions that are eligible for the 70% "dividends received deduction" for corporate Shareholders. The Fund does not expect that it will make distributions to Shareholders that are eligible for this deduction.

The Fund intends to distribute its ordinary income and capital gains at least once annually.

The Fund will inform Shareholders of the source and status of each distribution made in a given calendar year promptly after the close of such calendar year. See "Distribution."

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S federal withholding tax at such lower rate as prescribed by applicable tax treaty, on distributions of the Fund's income derived from the Portfolio Funds. Each non-U.S. Shareholder must provide documentation to the Fund certifying its non-United States status.

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund's Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder's amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

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Investments in Passive Foreign Investment Companies

The Fund intends to purchase interests in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies ("PFICs"). The Fund intends to elect to either "mark-to-market" the shares that it holds in PFICs at the end of each taxable year or make a "qualified electing fund" election (a "QEF election") with respect to such shares.

The Fund expects to make the "mark-to-market" election with respect to most of the Portfolio Funds. If the Fund makes such an election with respect to a PFIC, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark-to-market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling the PFIC or because of the "mark-to-market" adjustment described above, such loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses recognized with respect to the PFIC. To the extent that the Fund's loss with respect to the PFIC exceeds such limitation, the loss will generally be deferred until sold, at which point the loss will be treated as a capital loss. Although the Fund may only deduct capital losses in a given taxable year to the extent of capital gains, the Fund may carry forward remaining capital losses for up to eight years following the taxable year in which the loss was recognized. However, the Fund does not expect to generate significant capital gains from its investments.

As an alternative to the "mark-to-market election," in certain circumstances the Fund may be able make a QEF election with respect to the shares of a PFIC in which they own shares. If the Fund makes a QEF election, then the Fund must include in income for each year its pro rata share of the PFIC's ordinary earnings and net capital gain, if any, for the PFIC's taxable year that ends with or within the taxable year of the Fund, regardless of whether or not distributions were received from the PFIC by the Fund. Losses of the PFIC would not pass through to the Fund on a current basis, however, the Fund may ultimately recognize such losses on a disposition of the shares of the PFIC. The Fund would generally recognize capital gain or loss on the sale, exchange, or other disposition of the shares of a PFIC with respect to which the Fund made a QEF election. Such gain or loss will be treated as long-term capital gain or loss if the Fund's holding period in the PFIC shares is greater than one year at the time of the sale, exchange or other disposition. In order for the Fund to make a QEF election, the PFIC must annually provide the Fund with certain information regarding the Fund’s share of the PFIC's net ordinary earnings and net long-term capital gain. The Fund may not be able to obtain such information from any Portfolio Fund. Therefore, there can be no assurance that the Fund will be able to make a QEF election with respect to any Portfolio Fund.

By making the mark-to-market election or the QEF election, the Fund may be required to recognize income (which generally must be distributed to Shareholders) in excess of the distributions that it received from PFICs. Accordingly, the Fund may need to borrow money or dispose of their interests in the Portfolio Funds in order to make the required distributions.

If the Fund does not make the "mark-to-market" election or the QEF election, it would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its Shareholders.

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Fund Tax Returns and Tax Information

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. Shareholders are generally taxable in their state of residence on their share of the Fund's income.

Information Reporting and Backup Withholding

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the operations of the Fund, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible property taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund

In most instances, the Fund will purchase securities issued by a Portfolio Fund directly from such Portfolio Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. With respect to any direct investing conducted by the Fund (i.e. individual publicly traded securities), in selecting brokers or dealers to execute such transactions, the Fund will always attempt to ensure that the total cost or proceeds of any transaction is the most favorable obtainable under the circumstances. In addition, the Fund may directly enter into forward and futures contracts, swaps, and other derivative instrument transactions. Under some circumstances, the Fund may incur expenses in connection with their transactions. When selecting brokers to execute the Fund's portfolio securities transactions, the Adviser considers the factors it deems relevant in the context of a particular trade and in regard to the Adviser’s overall responsibilities with respect to the Fund and other investment accounts, including any instructions from the Fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser may choose to execute an order using ECNs, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with the Adviser; the Adviser's assessment of whether and how closely the broker likely will follow the Adviser's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

Other accounts managed by the Adviser may own, from time to time, some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser; however, from time to time, the same investment decision may be made for multiple Adviser accounts.

When two or more accounts managed by the Adviser seek to purchase or sell the same Portfolio Funds, the Adviser will seek to allocate investment opportunities and dispositions fairly over time among the Fund and the other accounts managed by the Adviser. The Fund’s specific portfolio composition will be influenced by a number of factors, including, but not limited to, the Fund’s investment guidelines, the Fund’s specific terms and conditions and the investment judgment of the portfolio manager. The Adviser manages other accounts with investment mandates that may overlap or conflict with the investment strategies pursued by the Fund, as both the Fund and the accounts may be eligible to participate in the same investment opportunities. Additionally, interests in Portfolio Funds are generally offered in private offerings and it is not uncommon for Portfolio Funds to become closed or limited with respect to new investments due to size constraints or other considerations. Moreover, the Fund or the other accounts managed by the Adviser may not be eligible or appropriate investors in all potential Portfolio Funds. As a result of these and other factors, the Fund may be precluded from making a specific investment or may reallocate existing Portfolio Funds among the other accounts managed by the Adviser. These decisions will be made by the Adviser taking into consideration the respective diversification guidelines, investment objectives, existing investments, liquidity, contractual commitments or regulatory obligations and other considerations applicable to the Fund and the other accounts managed by the Adviser. However, there likely will be circumstances where the Fund is unable to participate, in whole or in part, in certain investments to the extent it would participate absent allocation of an investment opportunity among the Fund and the other accounts managed by the Adviser. In addition, it is likely that the Fund’s portfolio and those of other accounts managed by the Adviser will have differences in the specific Portfolio Funds held in their portfolios even when their investment objectives are the same or similar. Such differences may be magnified by the approach utilized by the Fund in its selection of Portfolio Funds. These and other distinctions will result in differences in portfolio performance between the Fund and the other accounts managed by the Adviser.

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When two or more accounts managed by the Adviser seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the Fund and such other accounts on a good faith equitable basis, usually on a pro rata basis, by the Adviser in its discretion in accordance with the various investment objectives of the accounts managed by the Adviser. Such allocations are based upon the written procedures of the Adviser, which have been reviewed and approved by the Board. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board that this advantage, when combined with the other benefits available due to the Adviser's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The annual portfolio turnover rate of the Fund may be greater than 100%. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

The Portfolio Funds

The Portfolio Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Portfolio Funds. Because the investment program of certain of the Portfolio Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Portfolio Funds' investments may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Portfolio Funds may not be transparent to the Fund. Each Portfolio Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Managers. The Adviser expects that the Managers will generally select broker-dealers to effect transactions on behalf of their respective Portfolio Fund substantially in the manner set forth below.

It is anticipated that Managers will seek reasonably competitive commission rates. However, Portfolio Funds will not necessarily pay the lowest commission available on each transaction and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. Portfolio Funds may not be subject to the same regulatory restrictions on principal and agency transactions. It is anticipated that some Portfolio Funds may effect principal or agency transactions through affiliates of the Fund. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Portfolio Funds.

No guarantee or assurance can be made that Portfolio Funds' brokerage transaction practices will be transparent or that the Portfolio Funds will establish, adhere to, or comply with their stated practices. However, as the Portfolio Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Funds' Managers or their affiliates rather than the Portfolio Funds.

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A Manager may, consistent with the interests of the Portfolio Fund, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio Fund and its other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Manager's investment decision-making processes in order for such research, statistical and/or pricing services to be considered by the Manager in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e). Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Manager under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Manager determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Manager to the Portfolio Fund and its other clients and that the total commissions paid by the Portfolio Fund will be reasonable in relation to the benefits to the Portfolio Fund over the long-term. The advisory fees that a Portfolio Fund pays to its Manager will not be reduced as a consequence of the Manager's receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by a Portfolio Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to a Manager in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Manager in carrying out its obligations to the Portfolio Fund. While such services are not expected to reduce the expenses of the Manager, the Manager would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

As with the Fund, Portfolio Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

Brokerage

If a Manager enters into "soft dollar" arrangements, there can be no assurance that such Manager will comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)"), which provides parameters for the use of soft or commission dollars to obtain "brokerage and research" services. Although disclosure of the use of "soft dollars" is generally sufficient to avoid legal risk under U.S. federal law, there may still be legal risk to the Manager under state law if "soft dollars" are used to pay for services not covered under the Section 28(e) safe harbor.

Managers may use "soft dollars" to acquire a variety of research, brokerage and other investment-related services, for example, research on market trends, reports on the economy, industries, sectors and individual companies or issuers; credit analyses; technical and statistical studies and information; accounting and tax law interpretations; political analyses; reports on legal developments affecting Portfolio Funds; information on technical market actions; and financial and market database services. Some may acquire goods or services outside of Section 28(e) that others would otherwise be considered manager overhead. The use of "soft dollars" by Managers to pay for items not covered under the Section 28(e) safe harbor creates a conflict of interest between the Manager and the Portfolio Fund to the extent that such items benefits primarily or exclusively the Manager or its other clients rather than the Portfolio Fund. In addition, the availability of non-monetary benefits not covered under the Section 28(e) safe harbor may influence the selection of brokers by the Manager. These conflicts of interest may have a detrimental effect on the Portfolio Fund and ultimately the Fund.

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VALUATION

There may be differences between the Fund's NAV used for financial reporting purposes, and the NAV used for processing subscriptions and redemptions and calculating the Adviser's management fees. Absent any material processing errors by the Fund’s Administrator or the Adviser (e.g., inaccurate calculation of a price provided to the Adviser by a Portfolio Fund), valuations will generally not be subsequently adjusted for such differences.

Valuation of Portfolio Funds

Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Fund's Board of Trustees provide that the Adviser will review the valuations provided by the Managers to the Portfolio Funds, neither the Adviser nor the Board of Trustees will be able to confirm independently the accuracy of valuations provided by such Managers (which are unaudited). Accordingly, the valuations of the Manager generally will be relied upon by the Fund, even though a Manager may face a conflict of interest in valuing the securities, as their value will affect the Manager's compensation.

In valuing Portfolio Fund interests held in the Fund’s portfolio, the Fund’s Administrator relies primarily on unaudited valuation information received from the Portfolio Funds. Specifically, the Fund’s Administrator typically will receive monthly estimated values or performance return information from the Portfolio Funds. The Fund’s Administrator will also receive annual audited financial statements from the Portfolio Funds. The Fund will not invest in Portfolio Funds that are not required to provide annual audited financial statements.

Fair Valuation and Adjustments

The Portfolio Funds are generally valued based upon values or performance information provided by the Managers or their administrators, as the case may be. If the Adviser have reason to believe that a value or information provided by a Portfolio Fund is not in accordance with the applicable accounting or industry standards or is unreliable, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to adjust such reported value in accordance with the fair valuation procedures of the Fund. In making this determination with respect to a Portfolio Fund that is a hedge fund, the Fund may consider factors such as, among others, (i) the price at which recent subscriptions or redemptions of the Portfolio Fund interests were offered, (ii) information provided to the Fund or to the Adviser by a Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund's offering materials or other agreements with the Fund, (iii) relevant news and other sources, and (iv) market events. In making this determination with respect to a Portfolio Fund that is a private equity, real estate or real asset fund, the Fund may consider factors such as, among others, (i) information provided to the Fund or to the Adviser by the Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund's offering materials or other agreements with the Fund, (ii) relevant news and other sources, and (iii) extraordinary market events. In addition, in the case where valuations from Portfolio Funds are not available, such investments will be fair valued.

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Although the Valuation Procedures approved by the Board provide that the valuation committee of the Adviser will review the valuations provided by the Managers or their administrators, neither the Valuation Committee nor the Adviser will be able to confirm independently the accuracy of any unaudited valuations provided thereby. For a description of certain risks related to the valuation of Portfolio Funds, See "Principal Risks – Risks Related to the Portfolio Funds – Portfolio Valuation in the Prospectus."

The valuations reported by the Managers of the Portfolio Funds, upon which the Fund calculates its quarter-end NAV and NAV per Share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay repurchase proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a NAV, the Fund will generally not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A redeeming Shareholder will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Managers or revisions to NAV of a Portfolio Fund adversely affect the Fund’s NAV, the outstanding Shares of the Fund will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV per Share lower than the adjusted amount. New Shareholders, as well as Shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to the subscription for Shares.

Valuation of Securities

The Fund calculates its NAV as of the last Business Day of each calendar month as noted below, and at such other times as the Board, upon advice from the Adviser, may determine, including in connection with repurchases of Shares, in accordance with the procedures described below. To the extent the Fund invests directly in securities other than investments in Portfolio, the Fund generally values such assets as described below.

Securities for which market quotations are readily available and not determined by the Adviser to be unreliable shall be valued at their current market value based on market quotations. Equity securities that are traded on a recognized securities exchange (e.g., the NYSE), separate trading boards of a securities exchange, or through a market system that provides contemporaneous pricing information (an "Exchange") are valued via independent pricing services generally at the Exchange closing price, or if an Exchange closing price is not available, the last traded price on that Exchange, prior to the time as of which the assets or liabilities are valued. However, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event there are no sales involving an equity security on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used. If no bid or ask price is available on a day on which the Fund values such security, the prior day's price will be used, provided that the Adviser is not aware of any significant event or other information that would cause such last price to no longer reflect the fair value of the security, in which case such asset will be fair valued.

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The Adviser may utilize, to value securities or assets for which market quotations are not readily available or for which such market quotations are determined to no longer reflect the fair value of the security, pricing agents or pricing services ("Pricing Services") approved or ratified by the Fund's Board or a committee thereof or (ii) broker-dealers or market makers ("Broker-Dealers"). The use of Pricing Services and Broker-Dealers for determining fair value is in addition to the use of such Pricing Services and Broker-Dealers for obtaining available market quotations.

When market quotations are not readily available or are believed to be unreliable, or the Adviser believes the values received from the Pricing Services or Broker-Dealers are unreliable, the security or asset is valued at fair value. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Valuation Committee will reevaluate the Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

The valuations reported by the Managers of the Portfolio Funds, upon which the Fund calculates its month-end NAV and NAV per Share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay repurchase proceeds in connection with the operation of periodic tender offers, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a NAV, the Fund will generally not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. This may have the effect of diluting or increasing the economic interest of other Shareholders. As a result, if a Shareholder's Shares are repurchased by the Fund, subsequent valuation adjustments to Portfolio Funds may occur and there is a risk that the tendering Shareholder may receive an amount upon repurchase that is greater or less than the amount such Shareholder would have been entitled to receive on the basis of the adjusted valuation. In the event that subsequent adjustments result in an overpayment in connection with a tender offer, the remaining Shareholders will bear the risk of such overpayment. More specifically, to the extent such subsequently adjusted valuations from Portfolio Funds adversely affect the Fund’s NAV, or to the extent the Fund is required to reimburse Portfolio Funds for any overpayment with respect to redemption proceeds paid by the Portfolio Fund to the Fund, the Fund will be adversely affected to the benefit of Shareholders whose Shares had previously been repurchased. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations generally will be entirely for the benefit of current Shareholders and to the detriment of Shareholders who tendered pursuant to a tender offer at an NAV lower than the adjusted amount. Finally, the fees payable to the Adviser, and the management and performance fees payable to Managers, generally will not be reduced or subject to rebate, unless adjusted as the result of an audit.

Because of the inherent uncertainty of valuation, the estimated value of Portfolio Funds for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material.

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In the event that a price or valuation estimate accepted by the Fund in relation to an underlying investment subsequently proves to be incorrect or varies from the final published price, no adjustment to any previously published NAV will be made. Moreover, there may be differences between the Fund's NAV used for financial reporting purposes, and the NAV used for processing subscriptions and redemptions and calculating the Adviser's management fees. Absent any material processing errors by the Fund’s Administrator or the Adviser (e.g., inaccurate calculation of a price provided to the Adviser by a Portfolio Fund), valuations will generally not be subsequently adjusted for such differences. Furthermore, in the event that a Portfolio Fund subsequently corrects, revises or adjusts a reported value that was properly relied upon by the Fund in accordance with the valuation procedures, the Portfolio Fund will generally not make any retroactive adjustment to its net asset value, or to any amounts paid based upon such net asset value, to reflect a revised valuation.

When market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of Portfolio Funds.

The Managers will generally face a conflict of interest in providing valuations to the Fund since such valuations will affect the compensation of the Managers.

Certain Portfolio Funds may invest a portion of their assets in investments the Adviser believes are illiquid, lack a readily assessable market value or should be held until the resolution of a special event or circumstance. In those situations, the Managers may "side pocket" such investments. The use of side pockets by Portfolio Funds vary. Prior to investing in a Portfolio Fund, the Adviser determines whether a Portfolio Fund has one or more side pockets and, if so, the nature of the Portfolio Fund's assets in the side pockets and how the Manager of the Portfolio Fund values such assets. As part of its due diligence inquiry of the Portfolio Fund candidate and its Manager, the Adviser conducts a due diligence review of the valuation methodologies utilized by the Portfolio Fund. If it determines to invest in a Portfolio Fund with a side pocket, the Adviser requests frequent updates from the Manager of that Portfolio Fund about the side pocket and monitors the exposure of its clients (in this case the Fund) to all Portfolio Funds with side pockets. Shareholders investing in the Fund at the time when a Manager with whom the Fund is invested side pockets, such investments will bear additional risks associated with such investments because the Fund does not have a mechanism in place to segregate out such side-pocketed investments from the rest of its portfolios. To the extent such investments are held in Portfolio Funds but not realized until after a Shareholder has tendered Shares pursuant to the periodic tender offers, the tendering Shareholder may not benefit from a "side pocket's" full realized value, or conversely, the remaining Shareholders may bear some or all of the losses on a "side pocket" investment.

DISTRIBUTION

[________], an affiliated person of the Adviser, serves as the Fund’s distributor pursuant to a distribution agreement. The principal office of ____________ is located at _________.

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ADMINISTRATION, ACCOUNTING AND INVESTOR SERVICES AGREEMENTS

State Street Bank and Trust Company (the "Administrator," "State Street" or "Custodian"), whose principal business address is One Lincoln Street, Boston, Massachusetts 02111, provides various administrative, accounting, transfer agency and investor services to the Fund (the "Administration Agreement"). Under the terms of the Fund’s Administration Agreements, the Administrator is responsible, directly or through its agents, for, among other things: reconciling cash and investment balances with the Fund’s custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Fund’s NAV; preparing the Fund’s Statements of Assets and Liabilities and Statements of Operations; preparing the Fund’s annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Shareholders, including any transfer or repurchase of Shares; arranging for the calculation of the issue and repurchase price of Shares; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to Shareholders' respective capital accounts; and issuing reports and transaction statements to Shareholders.

Pursuant to the Administration Agreement, the Administrator will provide certain investor services to the Fund, including: maintaining the register of the Shareholders and enter on such register all issues, transfers and repurchases of interests in the Fund; arranging for the calculation of the issue and repurchase prices of interests in the Fund in accordance with its controlling document; preparing promissory notes promptly after the close of the tender period; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to the individual Shareholder's capital accounts in accordance with the Fund’s controlling documents; preparing and mailing annually to the each Shareholder any required Form 1099 in accordance with applicable tax regulations; and issuing reports and transaction statements to Shareholders.

The Fund also pays the Administrator certain fixed fees for tax preparation and other services. The Administrator is also reimbursed by the Fund for out-of-pocket expenses (including those of any third party retained to assist the Administrator) relating to services provided to the Fund.

SERVICING AGENTS

The Sub-Adviser serves as Servicing Agent of the Fund and has responsibility for such investor services and fund administrative assistance as may include, but shall not be limited to, the provision of personal, continuing services to their customers who are investors in the Fund, establishment of investor accounts, communicating periodically with Shareholders and providing information about the Fund, the Shares, and repurchase offers, handling correspondence from investors about their accounts, maintaining account records, receiving, aggregating and processing purchase and repurchase transactions, providing and keeping retirement plan records, acting as the sole Shareholder of record and nominee for Shareholders, providing beneficial owners with account statements, processing dividend payments, issuing reports to Shareholders and transaction confirmations, providing or procuring accounting services for the Fund and limited partner account, providing subaccounting services for Shares held beneficially, forwarding Shareholder communications to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners, general account administration activities, administering board, committee and shareholder meetings, preparing meeting minutes upon request, administering tender offers, including preparation of filings, maintaining Fund records, coordinating regulatory and other filings by the Fund, administering investor application review, administering compulsory redemptions upon request, and providing such other administration services as the Fund may request from time to time. The Servicing Agent may engage one or more Sub-Servicing Agents to provide some or all of the above services. Compensation to any Sub-Servicing Agent will be paid by the Servicing Agent. The Sub-Adviser or its affiliates also may pay a fee out of their own resources to Sub-Servicing Agents.

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CUSTODIAN

State Street Bank and Trust Company, a Massachusetts company incorporated under the laws of the Commonwealth of Massachusetts, serves as the Custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is One Lincoln Street, Boston, Massachusetts 02111.

REPORTS TO SHAREHOLDERS

THE FUND FURNISHES TO SHAREHOLDERS AS SOON AS PRACTICABLE AFTER THE END OF EACH TAXABLE YEAR INFORMATION ON FORM 1099 AS IS REQUIRED BY LAW TO ASSIST THE SHAREHOLDERS IN PREPARING THEIR TAX RETURNS. THE FUND PREPARES, AND TRANSMITS TO SHAREHOLDERS, AN AUDITED ANNUAL REPORT WITHIN 60 DAYS AFTER THE CLOSE OF THE PERIOD FOR WHICH THE REPORT IS BEING MADE, OR AS OTHERWISE REQUIRED BY THE 1940 ACT. SHAREHOLDERS ALSO ARE SENT REPORTS ON A QUARTERLY BASIS REGARDING THE FUND'S OPERATIONS DURING EACH QUARTER.

FISCAL YEAR

For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31st and the tax year of the Fund ends on December 31st.

ACCOUNTANTS AND LEGAL COUNSEL

[______] is the independent registered public accounting firm of the Fund. Its principal business address is at _____________. Ropes and Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as legal counsel to the Fund[ and also serves as legal counsel to the Adviser and certain of its affiliates].

FINANCIAL STATEMENTS

Financial statements for the Fund are not available because the Fund has not yet commenced operations.

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APPENDIX A

Cube Thematic Alternatives Fund

Proxy Voting Policy

110

APPENDIX B

Cube Thematic Alternatives Fund

Performance Information

Historical Performance of a Cube Capital LLP Account

Cube Thematic Alternatives Fund (the “Fund”) is expected to commence operations on or about [__], and performance information for the Fund is not presented in the Prospectus.

This Appendix provides additional information about the past performance of a fund managed by the Adviser (the “Cube Account”) that has a substantially similar investment objective, policies and strategies to those of the Fund. However, there are no limitations with respect to the allocation of the Fund’s assets among these investment strategies. The Cube Account also invests in many of the same Portfolio Funds that the Fund is anticipated to invest in.

The past performance of the Cube Account has been calculated net of fees and expenses. The past performance does not reflect the total operating fees and expenses applicable to the Fund. The total operating fees and expenses of the Cube Account may be lower or higher than the total operating expenses of the Fund, and the performance shown for the Cube Account may have been lower had the total operating expenses of the Fund been used to compute the performance.

The Cube Account’s performance is no guarantee of future results of the Fund. The information in this Appendix does not represent the performance of the Fund or any predecessors. Please note the following cautionary guidelines in reviewing this Appendix:

•	Performance figures are not the performance of the Fund or the Portfolio Funds. The performance shown for the Cube Account is not an indication of how the Fund would have performed in the past or will perform in the future. The Cube Account’s performance in the future will be different from the Fund due to factors such as cash flows in and out of the Fund and the Portfolio Funds, different fees, expenses, performance calculation methods and portfolio sizes and composition.

•	Although the Fund’s holdings will be similar to the holdings of the Cube Account, the Fund may change the percentage of its assets allocated to any Portfolio Fund.

•	The Fund is not required to allocate a certain percentage of its assets to each of the categories of Portfolio Funds discussed in the Prospectus, it is unlikely that its assets will be allocated equally to each such category and the Fund may invest in Portfolio Funds that use other types of strategies.

The Fund is registered under the 1940 Act. As a result, the Fund is subject to certain investment limitations imposed by the 1940 Act that are not applicable to the Cube Account. Due to these investment limitations, the policies of the Fund do not match exactly those of the Cube Account. The performance results of the Cube Account may have been adversely affected if the Cube Account had been registered as an investment company under the 1940 Act and had been subject to the limitations applicable to the Fund.

Performance information is presented on the following pages for the Cube Account. The information provided shows performance of the Cube Account over time (along with broad-based securities market indexes for reference). All figures assume dividend reinvestment.

The expenses of the Fund, including the sales load and any shareholder servicing and distribution fees, may be higher or lower than the expenses for the Cube Account. In the event that the expenses of the Fund are higher than those of the Cube Account, the performance of the Cube Account would be lower if adjusted to reflect such higher expenses of the Fund. Performance figures of the ______ Index and the ________ Index do not reflect any sales charges or fund expenses and would be lower if they did. As stated above, past performance does not indicate future results. The period covered by the prior performance information is limited, and may not reflect performance in different economic cycles. The information below shows rates of returns for the periods indicated, but does not reflect the volatility that occurred within a given period.

It is important to note that the performance results presented below do not represent the performance of the Fund and are no indication of how the Fund would have performed in the past or will perform in the future. This information is intended as related or supplemental information only.

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The table below shows the annualized performance of the Cube Account over a one-year, three-year, five-year, and ten-year period, and since inception (along with the performance of the _____ Index, a broad-based securities market index, and of the ______ Index, a hedge fund performance index, for reference). The performance of the Cube Account does not reflect the same fees paid by the Fund. The total fees and expenses of the Cube Account may be lower or higher than the total fees and expenses of the Fund. If higher fees and expenses were reflected in the Cube Account’s performance set forth below, performance would be lower. Actual fees may vary depending on, among other things, the applicable fee schedule and portfolio size. The performance for the applicable index does not reflect fees or taxes.

Account	One Year	Three Year	Five Year	Ten Year	Since Inception	Average Monthly Return	Beta	Standard Deviation
Cube Account
_______ Index
_______ Index

The _____ Index is a benchmark measuring ______.

The ______ Index is designed to be representative of the ______.

Standard deviation indicates the percentage by which the Cube Account’s performance has varied from its average performance in any given year for the five year period ending [_____]. Generally, the higher the standard deviation, the greater range of performance, indicating greater volatility. The standard deviation figures are provided for informational purposes only to illustrate the volatility of the Cube Account.

The table below provides an indication of the risks of investing in the Cube Account by showing changes in the performance of the Cube Account from year to year beginning in ___ compared with those of the _____ Index and the ______ Index. Annual returns assume reinvestment of all distributions, if any. Historical performance of the Cube Account does not necessarily indicate what will happen in the future and is being provided for illustrative and informational purposes only. The inception date for the Cube Account was prior to ____. Information regarding since inception returns has been provided above.

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Account	2014(1)	2013	2012	2011	2010	2009	2008	2007	2006	2005
Cube Account
_____ Index
_____ Index

(1)	Information is through , 2014

It is important to note that the performance results presented above do not represent the performance of the Fund and are no indication of how the Fund would have performed in the past or will perform in the future. This information is intended as related or supplemental information only.

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PART C:

OTHER INFORMATION

Cube Thematic Alternatives Fund (the "Registrant")

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Financial statements are not available because the Registrant has not yet commenced operations.

(2)	Exhibits

(a)	Agreement and Declaration of Trust of the Registrant (filed herewith).

(b)	By-Laws (filed herewith).

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1).

(e)	Form of Dividend Reinvestment Plan – To be filed by amendment.

(f)	Not applicable.

(g)(1)	Form of Investment Management Agreement between the Registrant and Cube Capital Investment Management Limited – To be filed by amendment.

(g)(2)	Form of Sub-Investment Management Agreement between the Registrant and Cube Capital LLP – To be filed by amendment.

(h)	Form of Distribution Agreement – To be filed by amendment.

(i)	Not applicable.

(j)	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company – To be filed by amendment.

(k)(1)	Form of Administration Agreement between the Registrant and State Street Bank and Trust Company – To be filed by amendment.

(k)(2)	Form of Investor Services Agreement between the Registrant and Cube Capital LLP – To be filed by amendment.

(k)(3)	Form of Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company – To be filed by amendment.

(l)	Opinion and Consent of Ropes & Gray LLP – To be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm – To be filed by amendment.

(o)	Not applicable.

(p)	Not applicable

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(q)	Not applicable

(r)(1)	Form of Rule 17j-1 Code of Ethics of the Registrant, Cube Capital Investment Management Limited and Cube Capital, LLP – To be filed by amendment.

(r)(2)	Form of Rule 17j-1 Code of Ethics of the Distributor – To be filed by amendment

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

Not Applicable.

Item 28. Persons Controlled by or Under Common Control

Not Applicable.

Item 29. Number of Holders of Securities

Record holders of shares: 1

Item 30. Indemnification

ARTICLE VIII of the Registrant's Agreement and Declaration of Trust states as follows:

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or was at least not opposed to the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

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Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (x) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons of the Trust (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (y) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section 2 shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section 2 as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Rebuttable Presumption

Section 3. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (x) or (y) of Section 2 of this Article VIII, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or was at least not opposed to the best interests of the Trust and that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Indemnification Not Exclusive

Section 4. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested person” is a person against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of the 1940 Act or other applicable law.

Shareholders

Section 5. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series or Class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series (or attributable to the Class) of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Section [__] of the form of Investment Management Agreement between the Registrant and Cube Capital Investment Management Limited states as follows:

[To be added by amendment.]

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Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of Cube Capital Investment Management Limited, the Registrant's investment adviser ("Adviser"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Advisor in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-80282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant and Investment Adviser and (2) the Registrant's Custodian and Administrator. The address of each is as follows:

1. 2.	Cube Capital Investment Management Limited 180 Great Portland Street London W1W 5QZ State Street Bank and Trust Company 1 Lincoln Street Boston, Massachusetts 02111

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of London on the 28th day of October, 2014.

CUBE THEMATIC ALTERNATIVES FUND

By: /s/ Janene Waudby
Name: Janene Waudby Title: President

Pursuant to the requirements of the 1933 Act, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

Principal Executive Officer	President	October 28, 2014

By: /s/ Janene Waudby
Janene Waudby

Principal Financial Officer	Treasurer	October 28, 2014

By: /s/ Shailen Modi
Shailen Modi

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CUBE THEMATIC ALTERNATIVES FUND

EXHIBIT INDEX

EXHIBIT NUMBER

(a)	Agreement and Declaration of Trust

(b)	By-Laws

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